UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Getty Images Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Getty Images Holdings, Inc.
605 5th Avenue S.
Suite 400
Seattle, WA 98104
Letter to Stockholders
May 12, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Getty Images Holdings, Inc. to held on Wednesday, June 7, 2023 at 2:00 p.m., Eastern Time. We have adopted a virtual format for our 2023 Annual Meeting to provide a consistent experience to all stockholders regardless of location.
Our stockholders (or their proxy holders) as of the close of business on the record date, April 21, 2023 (the “Record Date”), can participate in and vote at our 2023 Annual Meeting by visiting https://web.lumiagm.com/207134970 (password getty2023) and entering the 11-digit control number included in your voting instruction form or proxy card. All others may view the 2023 Annual Meeting through our Investor Relations website at investor.gettyimages.com.
Further details regarding participation in the 2023 Annual Meeting and the business to be conducted are described in this proxy statement. We have also included a copy of our 2022 Annual Report to Stockholders (“Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.
If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2023 Annual Meeting section of our Investor Relations website at investor.gettyimages.com.
Your vote is important. Whether or not you plan to participate in the 2023 Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement.
Thank you for your support.
Sincerely,
Craig Peters, Chief Executive Officer and Director

Getty Images Holdings, Inc.
605 5th Avenue S.
Suite 400
Seattle, WA 98104
Notice of Annual Meeting of Stockholders
To Be Held Wednesday, June 7, 2023
The Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Getty Images Holdings, Inc., a Delaware corporation (the “Company”), will be held virtually on Wednesday, June 7, 2023 at 2:00 p.m., Eastern Time. You will be able to attend the 2023 Annual Meeting online and submit your questions during the meeting by visiting https://web.lumiagm.com/207134970 (password getty2023) and entering your 11-digit control number included in your on your proxy card or on the instructions that accompanied your proxy materials. The 2023 Annual Meeting will be held for the following purposes:
•
To elect Patrick Maxwell, James Quella and Jeffrey Titterton as Class I Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•
To transact such other business as may properly come before the 2023 Annual Meeting or any continuation, postponement, or adjournment of the 2023 Annual Meeting.

Our Board of Directors has set the close of business on April 21, 2023 as the record date for determining stockholders who are entitled to notice of and to vote at the 2023 Annual Meeting, or any continuation, postponement or adjournment of the 2023 Annual Meeting. This proxy statement, together with the accompanying 2022 Annual Report to Stockholders (“Annual Report”) and a proxy or voting instruction form, are first being mailed to stockholders on or about May 12, 2023.
To provide convenient access and promote attendance and participation, we will hold our 2023 Annual Meeting virtually. Stockholders may attend the 2023 Annual Meeting by logging in at https://web.lumiagm.com/207134970 (password getty2023). The meeting will begin promptly at 2:00 p.m., Eastern Time. Online check-in will begin at 1:00 p.m., Eastern Time, and you should allow for time to complete the online check-in procedure.
Stockholders who received proxy materials and the Annual Report by email and would like to receive a paper copy of our proxy materials and Annual Report, free of charge, may: call 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers), write to help@astfinancial.com, or visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials. Please see pages 6 to 9 of the proxy statement for additional information regarding participation in the 2023 Annual Meeting.
Your vote is very important to us. You can ensure your shares are represented at the 2023 Annual Meeting if you are a stockholder of record by promptly voting electronically over the Internet or, if you requested to receive paper copies of these materials by mail, by returning your completed proxy card in the pre-addressed, postage-paid return envelope, or, if your shares are held in street name, by returning your completed voting instruction card to your broker. If, for any reason, you desire to revoke or change your proxy, you may do so at any time before it is exercised. The proxy is solicited by our Board of Directors.
By Order of the Board of Directors
Kjelti Kellough
Senior Vice President, General Counsel and Corporate Secretary
May 12, 2023

i

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Getty Images Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Wednesday, June 7, 2023 at 2:00 p.m., Eastern time (the “2023 Annual Meeting”), and at any continuation, postponement, or adjournment of the 2023 Annual Meeting. You will be able to attend the 2023 Annual Meeting online and submit your questions during the meeting by visiting https://web.lumiagm.com/207134970 (password getty2023) and entering your 11-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), as of the close of business on April 21, 2023 (the “Record Date”), will be entitled to notice of and to vote at the 2023 Annual Meeting and any continuation, postponement, or adjournment of the 2023 Annual Meeting. As of the Record Date, there were 397,085,024 shares of Class A Common Stock outstanding and entitled to vote at the 2023 Annual Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the 2023 Annual Meeting.
This proxy statement for the 2023 Annual Meeting, the Company’s annual report to stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) and the accompanying form of proxy, were first mailed to stockholders on or about May 12, 2023.
In this proxy statement, “Getty Images”, “Getty”, the “Company”, “we”, “us”, and “our” refer to Getty Images Holdings, Inc. after the Business Combination (as defined herein) and to Griffey Global Holdings, Inc., a Delaware corporation (“Legacy Getty”) and Getty Images, Inc. before the Business Combination, unless stated otherwise or the context otherwise requires.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 7, 2023
This proxy statement and our 2022 Annual Report to Stockholders are also available at https://www.astproxyportal.com/ast/26903

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

BACKGROUND AND GENERAL INFORMATION ABOUT THE 2023 ANNUAL MEETING
Background
About Getty Images Business
Getty Images was founded in 1995, with the core mission of bringing the world’s best creative and editorial visual content solutions to our customers to engage their audiences. We have developed market enhancements across e-commerce, content subscriptions, user- generated content, diverse and inclusive content, and proprietary research alongside investment in our technology platform, which includes artificial intelligence and machine learning driven search functionality and image editing and integrated APIs, to become a global, trusted industry leader in the visual content space.

The Getty Images Business at a Glance

Preeminent Global Content Creator and Marketplace

Comprehensive product offering across the entire value spectrum	Premium content library underpinned by exclusive content	Search business with built-in feedback loop	Trusted long-term relationships with enterprise-level customers
$926mm Revenue	**~73%** Revenue less Cost of Revenueas a % of Revenue	**~33%** Adj. EBITDA Margin[1]	**~49%** Subscription Revenue
~2.7bn+ Searches Per Year	**21k+** API Integrations	**520mm+** Total Assets	**437k+** New Customers per Year[2]
200+ Countries	**~67%** Exclusive Content Revenue[3]	**80k+** Exclusive Contributors	**115+** Staff Photographers and Videographers

gettyimages

Note: Financial Data, Searches, Assets, Contributors, New Customers per year, and Staff data for Getty Images Holdings, Inc. are as of FY' 2022

[1] Ratio of Adjusted EBITDA to revenue, please see 2022 10-K for a reconciliation of non-GAAP measures [2] New Customers per Year based on FY'22 [3] Exclusive Content Revenue as of FY'22

Business Combination
On July 22, 2022 (the “Closing Date”), the Company consummated the transactions in the Business Combination Agreement, dated December 9, 2021 (the “Business Combination Agreement” and the consummation of such transactions, the “Closing”), by and among CC Neuberger Principal Holdings II, a Cayman Islands exempted company (“CCNB”), the Company (at such time, Vector Holding, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB), Vector Domestication Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Domestication Merger Sub”), Vector Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCNB (“G Merger Sub 1”), Vector Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCNB (“G Merger Sub 2”), Legacy Getty, and Griffey Investors, L.P., a Delaware limited partnership (the “Partnership”). On the day prior to the Closing Date, the Company statutorily converted from a Delaware limited liability company to a Delaware corporation (the “Statutory Conversion”). On the Closing Date, CCNB merged with and into Domestication Merger Sub, with Domestication Merger Sub surviving the merger as a wholly-owned direct subsidiary of the Company (the “Domestication Merger”). Following the Domestication Merger on the Closing Date, G Merger Sub 1 merged with and into Legacy Getty, with Legacy Getty surviving the merger as an indirect wholly-owned subsidiary of the Company (the “First Getty Merger”). Immediately after the First Getty Merger, Legacy Getty merged with and into G Merger Sub 2 with G Merger Sub 2 surviving the merger as an indirect wholly-owned subsidiary of the Company (the “Second Getty Merger” and together with the First Getty Merger, the “Getty Mergers” and, together with the Statutory Conversion and the Domestication Merger, the “Business Combination”). In

connection with the closing of the Business Combination, we changed our name from “Vector Holding, LLC” to “Getty Images Holdings, Inc.”
Legacy Getty was incorporated in Delaware on September 25, 2012, and in October of the same year, indirectly acquired Getty Images, Inc.
Purpose of the Meeting
You are receiving this proxy statement because our Board of Directors is soliciting your proxy to vote your shares of Class A Common Stock at the 2023 Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares of Class A Common Stock.
Proposals
At the 2023 Annual Meeting, our stockholders will be asked:
•
To elect Patrick Maxwell, James Quella and Jeffrey Titterton as Class I Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and

•
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We know of no other business that will be presented at the 2023 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2023 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares of Class A Common Stock in accordance with their best judgment.
Recommendations of our Board of Directors
Our Board of Directors recommends that you vote your shares of Class A Common Stock as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted, and our Board of Directors recommends that you vote:
•
FOR the election of Patrick Maxwell, James Quella and Jeffrey Titterton as Class I Directors; and

•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the 2023 Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement.   You are viewing or have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the 2023 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Instructions on how to vote.   Instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding.   The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholders at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact American Stock Transfer & Trust Company, LLC at 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers), or write to help@astfinancial.com, or visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterial.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact American Stock Transfer & Trust Company, LLC at 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers), or write to help@astfinancial.com, or visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the 2023 Annual Meeting is April 21, 2023. You are entitled to vote at the 2023 Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the 2023 Annual Meeting. Each outstanding share of Class A Common Stock is entitled to one vote for all matters before the 2023 Annual Meeting. At the close of business on the Record Date, there were 397,085,024 shares of Class A Common Stock outstanding and entitled to vote at the 2023 Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his, her or its name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s or entity’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name”, and you would like to vote your shares online at the 2023 Annual Meeting, you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the 2023 Annual Meeting for any business to be conducted. The presence at the 2023 Annual Meeting of the holders of a majority in voting power of the issued and outstanding Class A Common Stock and entitled to vote on the Record Date, present in person, electronically or represented by proxy, will constitute a quorum. Abstentions and broker non-votes (defined below) will also be considered present for the purpose of determining whether there is a quorum for the 2023 Annual Meeting.
Who can attend the 2023 Annual Meeting?
We have adopted a virtual format for our 2023 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You may attend and participate in the 2023 Annual Meeting by visiting the following website: https://web.lumiagm.com/207134970 (password getty2023). To attend and participate in the 2023 Annual Meeting, you will need the 11-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. You may also join the 2023 Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:00 p.m., Eastern time, and you should allow ample time for the check-in procedures. A technician will be available to address any technical difficulties via a phone number provided on the virtual meeting website listed above.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the 2023 Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the 2023 Annual Meeting, present in person, electronically, or represented by proxy, may adjourn the 2023 Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record.   If you are a stockholder of record, you may vote:
•
by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•
by Telephone — You can vote by telephone by calling 1-800-776-9437 and following the instructions on the proxy card;

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•
Electronically at the Meeting — If you attend the meeting online, you will need the 11-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 6, 2023. To participate in the 2023 Annual Meeting, including to vote via the Internet or telephone, you will need the 11-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the 2023 Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the 2023 Annual Meeting. If you submit your proxy, you may still decide to attend the 2023 Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.”   If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the 2023 Annual Meeting, you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your 11-digit control number, you may join the 2023 Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the 2023 Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•
by submitting a duly executed proxy bearing a later date;

•
by granting a subsequent proxy through the Internet or telephone;

•
by giving written notice of revocation to the Corporate Secretary of Getty Images prior to or at the 2023 Annual Meeting; or

•
by voting online at the 2023 Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the 2023 Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the 2023 Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 11-digit control number or otherwise voting through your bank or broker.
Who will count the votes?
A representative of American Stock Transfer & Trust Company, LLC, our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are indicated on page 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the 2023 Annual Meeting?
We know of no other business that will be presented at the 2023 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2023 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We have adopted a virtual format for our 2023 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You will therefore be able to attend the 2023 Annual Meeting online and submit your questions by visiting https://web.lumiagm.com/207134970 (password getty2023). You also will be able to vote your shares electronically at the 2023 Annual Meeting by following the instructions provided in the proxy materials.
What if during the check-in time or during the 2023 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the log-in page.
Will there be a question and answer session during the 2023 Annual Meeting?
As part of the 2023 Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the 2023 Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the 2023 Annual Meeting?” will be permitted to submit questions during the 2023 Annual Meeting. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Substantially similar questions will be answered only once due to time constraints.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Voting Options	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast by the holders of our Class A Common Stock present in person, electronically or represented by proxy at the 2023 Annual Meeting and entitled to vote on the election of such directors. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast of our Class A Common Stock.	“FOR” “AGAINST” “ABSTAIN”	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Where can I find the voting results of the Annual Meeting?
We will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the 2023 Annual Meeting.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct and Business Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee to assist our Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Code of Conduct and Business Ethics in the “Governance” section of our investor relations page of our website located at https://investors.gettyimages.com/corporate-governance/governance-documents, or by emailing investorrelations@gettyimages.com.
Board Composition
Our business and affairs are organized under the direction of our Board of Directors. Our Board of Directors currently consists of ten members. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required.
In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Currently, our Board of Directors is divided into the following classes:
•
Class I, which consists of Patrick Maxwell, James Quella and Jeffrey Titterton, whose terms will expire at the 2023 Annual Meeting;

•
Class II, which consists of Mark Getty, Brett Watson and Chinh Chu, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2024; and

•
Class III, which consists of Hilary Schneider, Michael Harris, Jonathan Klein and Craig Peters, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2025.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.
Further, in connection with the execution of the Business Combination Agreement, CC Neuberger Principal Holdings II Sponsor LLC (the “Sponsor”), the equityholders of the Sponsor, certain equityholders of Legacy Getty and certain other parties thereto entered into the Stockholders Agreement dated December 9, 2021 with Getty Images (then Vector Holding, LLC), pursuant to which, among other things, our Board of Directors will initially consist of (i) three directors nominated by Getty Investments LLC (“Getty Investments”), (ii) two directors nominated by Koch Icon Investments, LLC (“Koch Icon”), (iii) one director nominated by CC Capital Partners, LLC (“CC Capital”), (iv) the chief executive officer of Getty Images and (v) a number of independent directors sufficient to comply with the requisite independence requirements of the NYSE and the rules and regulations of the SEC. The number of nominees that each of Getty Investments, Koch Icon and CC Capital will continue to be entitled to nominate pursuant to the Stockholders Agreement is subject to reduction based on the aggregate number of shares of Class A Common Stock held by such stockholders (together with their successors and any permitted transferees), as follows:
•
For so long as (i) the Getty Family Stockholders (as defined below in “Security Ownership of Certain Beneficial Owners and Management” below) beneficially own, in the aggregate, at least 52,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like (the “Three Director Appointment Threshold”), Getty Investments shall be entitled to nominate three individuals to our Board of Directors, (ii) if the Getty Family Stockholders do not meet the Three Director Appointment Threshold, but the Getty Family Stockholders beneficially own, in the aggregate, at least 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like (the “Two Director Appointment Threshold”), Getty Investments shall be entitled to nominate two individuals to the our Board of Directors, and (iii) the Getty Family Stockholders beneficially own, in the aggregate, fewer than 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, but greater than or equal to 5% of the total number of outstanding shares of Class A Common Stock (but less than a number of shares of Class A Common Stock that would meet the Two Director Appointment Threshold), Getty Investments shall be entitled to nominate one individual to our Board of Directors. In the event that the Getty Family Stockholders beneficially own, in the aggregate, less than 5% of the total number of outstanding shares of Class A Common Stock, Getty Investments will not be entitled to nominate any individual to our Board of Directors pursuant to the Stockholders Agreement.
•
For so long as (i) Koch Icon beneficially owns, in the aggregate, at least 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, Koch Icon shall be entitled to nominate two individuals to our Board of Directors and (ii) Koch Icon beneficially owns, in the aggregate, fewer than 26,000,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, but greater than or equal to 5% of the total number of outstanding shares of Class A Common Stock, Koch Icon shall be entitled to nominate one individual to our Board of Directors. In the event that Koch Icon beneficially owns, in the aggregate, less than 5% of the total number of outstanding shares of Class A Common Stock, Koch Icon shall not be entitled to nominate any individual to our Board of Directors pursuant to the Stockholders Agreement.

•
For so long as the Sponsor beneficially owns, in the aggregate, at least 5,116,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, CC Capital shall be entitled to nominate one individual to our Board of Directors. In the event that the Sponsor beneficially owns, in the aggregate, fewer than 5,116,000 shares of Class A Common Stock, as adjusted for stock splits, stock combinations, and the like, CC Capital shall not be entitled to nominate any individual to our Board of Directors pursuant to the Stockholders Agreement.

Please also see the Stockholders Agreement, which is attached as an exhibit to the 2022 Annual Report on Form 10-K, for more information.
Director Independence
As required by the rules of the New York Stock Exchange (“NYSE”), a majority of our Board of Directors is independent. An “independent director” is generally defined under applicable NYSE rules as one who the Board of Directors affirmatively determines has no material relationship with the company, either directly or as an officer, partner or stockholder of a company that has a relationship with the company. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of NYSE.
Our Board of Directors has determined that each of the directors, other than Craig Peters and Mark Getty, qualifies as “independent directors” under applicable SEC and NYSE rules for purposes of serving on our Board of Directors and each committee on which they serve, as applicable. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and relationships as they may relate to us and our management.
Director Candidates
The Nominating and Corporate Governance Committee is responsible for periodically reviewing with our Board of Directors the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of our Board of Directors and the needs of the board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by our Board Directors, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, strategy, risk management, technical expertise, policy-making, etc.). In addition, the Company recognizes and embraces the benefits of having a diverse board. In evaluating the composition of our Board of Directors, the Nominating and Corporate Governance Committee will consider diversity among other relevant considerations, including, but not limited to, diversity of gender, age, race, ethnicity, cultural and educational background, professional experience, skills, knowledge and length of service.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee by email at corporate.secretary@gettyimages.com or by mail at c/o General Counsel & Corporate Secretary, Getty Images Holdings, Inc., 605 5th Avenue S. Suite 400, Seattle, WA 98104.
Communications from Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to Getty Images Holdings, Inc., c/o Corporate Secretary, 605 5th Avenue S. Suite 400, Seattle, WA 98104, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Board Leadership Structure
Our Board of Directors believes that its leadership structure, in which the roles of Chair and CEO are separated, best serves our board’s ability to carry out its roles and responsibilities on behalf of the Company’s stockholders, including its oversight of management, and the Company’s overall corporate governance. We have separated the positions of Chair and CEO in recognition of the differences between the two roles. Separating these positions allows our CEO to focus more directly upon executing on the Company’s strategic objectives and business plan, providing day-to-day leadership and guiding senior management through the implementation of our strategic initiatives. It also allows our non-executive Chair to utilize his time to focus on our long-term strategy, and to set the agenda for board meetings and preside over meetings of the full board.
Our Board of Directors will periodically review its leadership structure to determine whether it continues to best serve Getty Images and its stockholders.
Role in Risk Oversight
Our Board of Directors is involved in the oversight of risk management related to us and our business. Our Board of Directors accomplishes this oversight both directly and through its Audit Committee, which assists the board in overseeing a part of our overall risk management and regularly reports to the board. The Audit Committee represents the board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the oversight of administrative and financial controls, our compliance with legal and regulatory requirements, cybersecurity, our procedures for treatment of complaints regarding internal accounting controls or auditing matters, and our policies with respect to risk assessment and risk management. Through its regular meetings with management, including the finance, legal and internal audit functions, the Audit Committee reviews and discusses significant areas of our business and related risks and summarizes for the board areas of risk and any mitigating factors.
Executive Sessions of Non-Management Directors
As provided in the Corporate Governance Guidelines, the non-management directors meet, without management directors or management present on a regularly scheduled basis. The Company holds an executive session including only independent directors at least once per year.

Code of Conduct and Business Ethics
We have a written Code of Conduct and Business Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We have posted a current copy of the Code of Conduct and Business Ethics on our investor relations website,
https://investors.gettyimages.com/corporate-governance/governance-documents. In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Conduct and Business Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and certain employees in key financial reporting and communication roles and any entities they control from purchasing financial instruments such as puts, calls, prepaid variable forward contracts, equity swaps, collars, and exchange funds, and other financial instruments that are designed to or have the effect of hedging or offsetting any decrease in the market value of our equity securities.
Attendance by Members of Our Board of Directors at Meetings
From the date of closing the Business Combination to December 31, 2022, there were two meetings of our Board of Directors. During such time, each director attended at least 75% of the aggregate of (i) all meetings of our Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our investor relations website, https://investors.gettyimages.com/corporate-governance/governance-documents, or by email request to investorrelations@gettyimages.com, a director is expected to regularly attend, and prepare for, meetings of our Board of Directors and its committees including advance review of circulated materials, and active participation in board and committee discussions. We do not maintain a formal policy regarding director attendance at the 2023 Annual Meeting; however, we encourage our directors to attend the 2023 Annual Meeting.
Involvement in Certain Legal Proceedings
As of the filing of this proxy statement, there are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the ability or integrity of any of our directors, director nominees or executive officers.

COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a written charter that has been approved by our Board of Directors. Each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee operates under a written charter that has been approved by our Board.
The members of each committee and each committee Chairperson are as follows:
Name	Audit	Compensation	Nominating and Corporate Governance
Mark Getty
Craig Peters
Chinh Chu		X
Mike Harris			Chair
Jonathan D. Klein	X
Patrick Maxwell			X
James Quella	X
Hilary Schneider	Chair	X
Jeffrey Titterton
Brett D. Watson		Chair
Audit Committee
The functions of our Audit Committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing our financial reporting processes and disclosure controls;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
reviewing the quality and adequacy of our internal control policies and procedures, including the responsibilities, budget and staffing of our internal audit function;

•
reviewing with the independent auditors, and internal audit department, if applicable, the annual audit plan;

•
obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures, issues raised by the most recent internal quality-control review and all relationships between the independent auditor and the Company, if any;

•
monitoring the rotation of the lead partner of our independent auditor on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained in Management’s Discussion and Analysis of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues in internal audit reports and responses by management;

•
reviewing with management and our auditors any earnings press releases and other public announcements related to financials;

•
establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•
preparing the report that the SEC requires in our annual proxy statement;

•
reviewing and providing oversight of any related party transactions in accordance with our related party transaction policy and reviewing and monitoring compliance with legal, regulatory and ethical responsibilities;

•
reviewing our major financial risk exposures; and

•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee Charter.

Our Audit Committee consists of Hilary Schneider, Jonathan Klein and James Quella. Our Board of Directors has determined that each of the members of our Audit Committee satisfies the independence requirements of the NYSE corporate governance standards and Rule 10A-3 under the Exchange Act and is financially literate (as defined under the rules of the NYSE). In arriving at this determination, our Board of Directors has examined each Audit Committee member’s scope of experience, the nature of their prior and/or current employment and all other factors determined to be relevant under the rules and regulations of the NYSE and the SEC.
Hilary Schneider serves as the chair of our Audit Committee. Our Board of Directors has determined that Ms. Schneider qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE rules. In making this determination, our Board of Directors has considered formal education and previous professional experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with the audit committee members.
Our Board of Directors adopted a written charter for our Audit Committee, which is available on our corporate website at https://investors.gettyimages.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement.
Our Audit Committee met two times from the date of the closing of the Business Combination to December 31, 2022, and acted by unanimous written consent one time during that year.
Compensation Committee
Our Compensation Committee is responsible for assisting our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•
reviewing and approving the corporate goals and objectives that pertain to the determination of executive compensation;

•
reviewing and approving the compensation and other terms of employment of our executive officers;

•
making recommendations to our Board of Directors regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the board;

•
reviewing and making recommendations to our Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•
reviewing and establishing stock ownership guidelines for executive officers and non-employee board members;

•
reviewing and assessing the independence of compensation consultants, independent legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering our equity incentive plans;

•
reviewing and approving the terms of any employment agreements, severance arrangements, transition or consulting agreements, retirement agreements and change-in-control agreements or provisions and any other material arrangements for our executive officers;

•
approving or recommending for approval the creation or revision of any clawback policy allowing the Company to recoup compensation paid to officers, directors and employees;

•
reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•
preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and

•
reviewing and evaluating on an annual basis the performance of our Compensation Committee and recommending such changes as deemed necessary to our Board of Directors.

Our Compensation Committee consists of Brett Watson, Chinh Chu and Hilary Schneider. Our Board of Directors has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NYSE. Mr. Watson serves as the chair of our Compensation Committee. Our Board of Directors adopted a written charter for the Compensation Committee, which is available on our corporate website at https://investors.gettyimages.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement.
Our Compensation Committee met three times from the date of the closing of the Business Combination to December 31, 2022, and acted by unanimous written consent no times during that year.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•
identifying, reviewing and making recommendations of candidates to serve on our Board of Directors;

•
evaluating the performance of our Board of Directors, committees of the board and individual directors and determining whether continued service on our Board of Directors is appropriate;

•
evaluating nominations by stockholders of candidates for election to our Board of Directors;

•
evaluating the current size, composition and governance of our Board of Directors and its committees and making recommendations to the board for approvals;

•
reviewing the leadership structure of our Board of Directors, including the separation of the Chair and Chief Executive Officer roles and/or appointment of a lead independent director of the board;

•
reviewing corporate governance policies and principles and recommending to our Board of Directors any changes to such policies and principles;

•
reviewing issues and developments related to corporate governance;

•
reviewing, approving, and monitoring directors’ compliance with our Code of Business Conduct and Ethics;

•
assisting the Company in fulfilling its corporate responsibility strategy; and

•
reviewing periodically the Nominating and Corporate Governance Committee Charter, structure and membership requirements and recommending any proposed changes to our Board of Directors, including undertaking an annual review of its own performance.

Our Nominating and Corporate Governance Committee consists of Michael Harris and Patrick Maxwell. Our Board of Directors has determined that each of the members of our Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE and the SEC. Mr. Harris serves as the chair of our Nominating and Corporate Governance Committee.

Our Board of Directors adopted a written charter for our Nominating and Corporate Governance Committee, which is available on our corporate website at https://investors.gettyimages.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement.
The Nominating and Corporate Governance Committee met one time from the date of the closing of the Business Combination to December 31, 2022, and acted by unanimous written consent no times during that year.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of ten directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the 2023 Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the three Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast by the stockholders present in person, electronically or represented by proxy at the 2023 Annual Meeting and entitled to vote on the election of such directors, which means that the three individuals nominated for election to our Board of Directors at the 2023 Annual Meeting receiving the highest number of “FOR” votes will be elected. In accordance with our Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election must tender his or her resignation to the Board from the Board and all committees thereof, and the Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board the action to be taken with respect to such tendered resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days of the publication of the election results. Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Vote Required
The nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.
Nominees For Class I Director (terms to expire at the 2026 Annual Meeting)
The current members of our Board of Directors who are also nominees for election to our Board of Directors as Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Getty Images
Patrick Maxwell	57	2012	Director
James Quella	73	2022	Director
Jeffrey Titterton	50	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2023 Annual Meeting are as follows:
Patrick Maxwell
Mr. Maxwell has served on our Board of Directors since October 2012. Mr. Maxwell has followed a career in private equity investment management since 1991, initially working with the UK-based investment bank, Hambros. Amongst other deals he was involved with, Mr. Maxwell led Hambros’ co-investment alongside the Getty family in the founding of Getty Images. Mr. Maxwell also spent four years living and working in South Africa establishing an investment banking business for Hambros in that region. In May 2004, Mr. Maxwell began working with Mark Getty and the Getty family office, Sutton Place. Mr. Maxwell’s primary focus has been to build family wealth via long term business-building investments in the content-based media sector, including Getty Images, the Wisden Cricinfo group, 7 Digital, Hawk-Eye Innovations and Hakluyt & Co. Mr. Maxwell has also been involved in the oversight of Getty family interests in Wormsley Estate (the Getty family’s home and multi-activity rural estate in the UK) and in &Beyond (a South African-based luxury adventure travel and lodging business).
In addition to his board position at Getty Images, Mr. Maxwell has served on the board of directors of Getty Capital Limited since June 2018, &Beyond since July 2007, Tara Getty Foundation since April 2009, Sutton Place Foundation since May 2010 and The Africa Foundation Trust since November 2014. Mr. Maxwell also served as a Partner of Sutton Place Managers LLP from May 2004 to May 2019. Mr. Maxwell was a Trustee of the Royal Ballet School from 2000 to 2011, a Trustee and Investment Committee Chairman of the Henry Smith Charity, £1 billion endowment-based grant-making charity, from 2011 to 2019 and a Director of the UK Tennis & Rackets Association from 2013 to 2018. Mr. Maxwell is a graduate of Oxford University and qualified as a Chartered Accountant with PWC in 1990.
We believe Mr. Maxwell is qualified to serve on our Board of Directors because of his significant investment and financial expertise, and his historical familiarity with our business and his extensive experience in the content-based media sector.
James Quella
Mr. Quella has served on our Board of Directors since July 2022, and also serves as a member of the Audit Committee. Mr. Quella previously served as a director of CCNB from August 2020 through the Closing Date of July 2022. Mr. Quella currently serves as a director and has served on the Compensation and Audit Committees of Dun & Bradstreet Corporation since April 2019. Mr. Quella has previously served as chairman of the board of Michaels Companies, Inc. from March 2019 to April 2021, having previously served as Lead Independent Director since November 2018 and as a Director of Fidelity & Guaranty Life Insurance Company from 2017 to 2020. Mr. Quella retired as a Senior Managing Director, Senior Operating Partner and Head of the Portfolio Operations Group at Blackstone, an investment business on behalf of pension funds, large institutions and individuals, in the Private Equity Group in June 2013, having served in these roles since February 2003. Mr. Quella was Managing Director in Private Equity and Senior Operating Partner and Head of the Portfolio Operations Group at DLJ Merchant Banking from 2000 to 2003. In the last 20 years, Mr. Quella has been a director of Advanstar, Allied Waste, Catalent Pharma Solutions, Inc., Columbia House, Celanese Corporation, Decrane Aerospace, DJO Global, Inc., Freescale Semiconductor, Inc., Graham Packaging Company, L.P., Houghton Mifflin Harcourt Company, Intelenet Global Services, Jostens, Lionbridge Technologies, Inc., The Nielsen Company, Vanguard Health Systems, Inc., and Von Hoffman. Mr. Quella received a B.A. in International Studies from The University of Wisconsin-Madison and an M.B.A. with Dean’s Honors from the University of Chicago Graduate School of Business.
We believe Mr. Quella’s qualifications to serve on our Board of Directors include his financial expertise, as well as his significant experience in working with companies transitioning from control by private equity sponsors.
Jeffrey Titterton
Mr. Titterton has served on our Board of Directors since November 2022, currently serves as the Chief Marketing Officer of Stripe, Inc., and served as the Chief Operating Officer of Zendesk Inc. from April 2021 until November 2022. He previously served as Zendesk Inc.’s Chief Marketing Officer from October 2018 until April 2021 and its Senior Vice President, Marketing from May 2017 to October 2018. From January 2017 to May 2017, Mr. Titterton served as the Head of Global Campaign and Engagement Marketing for Adobe Inc., a software company, and as Head of Engagement Marketing, Creative Cloud, from August 2013 to January 2017. Prior to that, Mr. Titterton served as the Chief Marketing Officer for 99designs, a graphic design marketplace, from August 2011 to August 2013. Mr. Titterton holds a B.A. in English with a concentration in economics from Cornell University.
We believe Mr. Titterton is qualified to serve on our Board of Directors because of his comprehensive public company experience and his extensive knowledge of e-commerce.

CONTINUING MEMBERS OF OUR BOARD OF DIRECTORS:
Class II Directors (terms to expire at the 2024 Annual Meeting)
The current members of our Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Position with Getty Images
Mark Getty	62	2005	Co-Founder and Chairman
Brett Watson	42	2019	Director
Chinh Chu	56	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Mark Getty
Mr. Getty has served as the Chair of our Board of Directors since he co-founded Getty Images in March 1995 and was Executive Chair of Getty Images through 2005. From 2005 to 2018, he was a non-executive director on our Board of Directors and in 2018 resumed the role of Chair on a resumption of control of Getty Images by the Getty Family Stockholders. In the late 1980s, Mr. Getty began his professional career with Kidder Peabody in New York and then joined Hambros Bank Limited in London in 1991.
In his capacity as Trustee and Director of various Getty family entities, Mr. Getty oversees a diverse program of investments in all asset classes. In addition, he has been particularly involved in the family’s direct private equity investment activities, which have included: Wisden Crincinfo, a leading online publisher of cricket data; Hawk-Eye, a sports technology business that is a leader in ball tracking for officiating and broadcast enhancement in tennis, soccer and cricket; Hakluyt, a UK-based provider of commercial and strategic intelligence and research services to major corporate and financial institutions; 7digital, a leading B2B digital music platform in the UK; and &Beyond Group, a leading luxury adventure travel and lodging business in Africa.
Mr. Getty was a trustee of the National Gallery in London between 1999 and 2015, as well as its Chair between 2008 and 2015. He was appointed KBE in 2016 in recognition of his services to the Arts. In 2017, he became the Chair of Trustees of the British School in Rome.
We believe Mr. Getty is qualified to serve on our Board of Directors because of his historical familiarity with our business and his extensive experience in supporting the growth of our business.
Brett Watson
Mr. Watson has served on our Board of Directors since February 2019. Mr. Watson has been the President of Koch Equity Development LLC since December of 2020. Before that, Mr. Watson was a Senior Managing Director of Koch Equity Development LLC.
In addition to his board position at Getty Images, Mr. Watson currently serves on the boards of directors of the parent companies of Infor, Hexagon AB, Transaction Network Services, and MI Windows and Doors. He formerly served on the boards of directors of ADT Inc., Solera Holdings Inc., Globus, and the Flint Group. Mr. Watson earned both his B.S. and M.B.A. degrees from Binghamton University.
We believe Mr. Watson is qualified to serve on our Board of Directors because of his broad financial experience and extensive knowledge of corporate governance.
Chinh Chu
Mr. Chu served as Chief Executive Officer and Director of CCNB from May 2020 through the Closing Date, and as a director on our Board of Directors since the Closing Date. Mr. Chu has over 30 years of investment and acquisition experience. Since August 2020, Mr. Chu has been the Chief Executive Officer and Director of CC Neuberger Principal Holdings III (“CCNB3”) (NYSE: PRPC), a blank check company co-founded by CC Capital and formed for substantially similar purposes as our company, which has not yet announced or completed its initial business combination. Mr. Chu also served as Chief Executive Officer and Director of CCNB1 (NYSE: PCPL) from August 2020 until the consummation of the business combination with E2open Holdings, LLC in February 2021 (NYSE: ETWO). Mr. Chu now serves as the chairman of the board of directors of E2open (NYSE: ETWO) since February 2021. Mr. Chu served as the Vice Chairman of Collier Creek Holdings (“Collier Creek”) (NYSE: CCH), a blank check company co-founded by him and formed for substantially similar purposes as CCNB. On August 28, 2020, Collier Creek consummated the acquisition of Utz Brands Holdings, LLC, the parent of Utz Quality Foods, LLC, a leading manufacturer of branded salty snacks, to form Utz Brands (NYSE: UTZ). In 2016, Mr. Chu co-founded CF Corporation for substantially similar purposes as CCNB. CF Corporation sold 69.0 million units in its IPO, generating gross proceeds of $690.0 million. On November 30, 2017, CF Corporation consummated the acquisition of Fidelity & Guaranty Life, a provider of annuities and life insurance products, for approximately $1.835 billion plus the assumption of $405 million of existing debt, and related transactions. In connection with the FGL business combination, the name of the company was changed from “CF Corporation” to “FGL Holdings” (NYSE: FG). Mr. Chu served as Co-Executive Chairman of FGL Holdings.
Mr. Chu is the founder and the Senior Managing Partner of CC Capital, a private investment firm which he founded in November 2015. As Senior Managing Director of CC Capital, Mr. Chu led the effort to take Dun & Bradstreet private in a $7.2 billion deal that closed in February 2019. Before founding CC Capital, Mr. Chu worked at Blackstone from 1990 to December 2015, where Mr. Chu led numerous investments across multiple sectors, including technology, financial services, chemicals, specialty pharma and healthcare products, and packaging. Mr. Chu was a Senior Managing Director at Blackstone from 2000 until his departure in December 2015, where he served, at various points, as a member of Blackstone’s Executive Committee, the Co-Chair of Blackstone’s Private Equity Executive Committee and as a member of Blackstone Capital Partners’ Investment Committee.
Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department. In addition to Mr. Chu’s role as Chairman of E2open, he has served on the boards of directors of Dun & Bradstreet (NYSE: DNB) since 2019 and E2open Holdings, LLC (NYSE: ETWO) and CCNB3 (NYSE:PRPC) since 2020. Mr. Chu previously served on the board of directors of AVINTIV from 2011 to 2012, BankUnited Inc. from 2009 to 2014, Kronos Incorporated from 2014 to 2015, Biomet, Inc. from July 2007 to September 2007 and from 2013 to 2015, Freescale Semiconductor, Ltd. from 2011 to 2015, HealthMarkets, Inc. from 2006 to 2016 and NCR Corporation (NYSE: NCR) from 2015 to 2021. Mr. Chu also previously served on the board of directors of Stearns Mortgage, Alliant Insurance Services, Inc., AlliedBarton Security Services, Celanese Corporation, DJO Global, Inc., Graham Packaging, the London International Financial Futures and Options Exchange, Nalco Company, Nycomed, Stiefel Laboratories and SunGard Data Systems, Inc. Mr. Chu received a B.S. in Finance from the University of Buffalo.
We believe Mr. Chu is qualified to serve on our Board of Directors because of his substantial experience in mergers and acquisitions, corporate finance and strategic business planning; his track record at CC Capital and Blackstone and in advising and managing multi-national companies; and his experience serving as a director for various public and private companies.
Class III Directors (terms to expire at the 2025 Annual Meeting)
The current members of our Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Getty Images
Michael Harris	43	2019	Director
Jonathan Klein	62	1995	Director
Hilary Schneider	62	2020	Director
Craig Peters	53	2019	Chief Executive Officer and Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Michael Harris
Mr. Harris has served on our Board of Directors since February 2019. Since 2019, Mr. Harris has also served as a Managing Director of Koch Equity Development, where he has been employed since October 2013. Mr. Harris is responsible for the origination, evaluation and execution of acquisitions and investments for Koch Industries, Inc. In this capacity, he evaluates opportunities across industries with specific expertise in the software, technology, aerospace and defense, and industrial manufacturing sectors. Prior to joining Koch, Mr. Harris has worked for Bank of America Merrill Lynch advising clients on mergers and acquisitions, capital deployment and structured equity capital alternatives from 2011 to 2013. He has also previously worked at Orbital Sciences Corporation as a mechanical engineer in their Launch Systems group from 2005 to 2011.
In addition to his board position at Getty Images, Mr. Harris has served as a board observer of Infor since 2017. He formerly served on the board of Truck-Lite, a leading manufacturer of lighting solutions for commercial and off-road vehicles from December 2015 to December 2019. Mr. Harris holds his B.S. and M.S. degrees in Mechanical Engineering from Brigham Young University. He also holds a M.B.A degree from Columbia Business School.
We believe Mr. Harris is qualified to serve on our Board of Directors because of his broad experience in the finance, software and technology industries, as well as his product development experience.
Jonathan D. Klein
Mr. Klein has served on our Board of Directors since 1995, and currently serves as our Deputy Chairman. Mr. Klein led Getty Images as a Co-Founder and Chief Executive Officer for more than 20 years from 1995 to 2015. Mr. Klein is currently an Executive in Residence at General Catalyst, a venture capital firm focused on early stage and growth investments, where he has been since April 2018. Mr. Klein also serves on the boards of directors of Squarespace since July 2010, Etsy, Inc. since June 2011 and as chairman of the board of directors of Jumia Technologies AG since December 2018. He currently serves as a director of multiple private companies and non-profit organizations. Mr. Klein received an LL.M. from the University of Cambridge in 1992.
We believe that Mr. Klein is qualified to serve as a member of our Board of Directors because of his significant investment and financial expertise, his historical familiarity with our business, and his experience as a director of several publicly traded companies coupled with his knowledge of our industry.
Hilary Schneider
Ms. Schneider has served on our Board of Directors since 2020 and is the former Chief Executive Officer and current Strategic Advisor to the board of directors of Shutterfly, a leading ecommerce and manufacturing platform for personalized products and custom design, since 2020. Ms. Schneider previously served as Chief Executive Officer of Wag!, the country’s largest on-demand mobile dog walking and dog care service, from 2018 to 2019. Prior to this role, Ms. Schneider served as President and CEO of LifeLock, the leader in identity theft protection, through its public listing and acquisition by Symantec, as well as serving in a series of executive positions at Yahoo! From 2006 to 2010 and in several senior leadership roles at Knight Ridder from 2002 to 2005.
In addition to her board position at Getty Images, Ms. Schneider also serves on the boards of Vail Resorts and Digital Ocean since 2010, and water.org since 2011. Ms. Schneider holds a B.A. in economics from Brown University and an M.B.A. from Harvard Business School.
We believe Ms. Schneider is qualified to serve on our Board of Directors because of her comprehensive experience in the content-based media sector and her extensive knowledge of high-growth companies.
Craig Peters
Craig Peters has served as our Chief Executive Officer and a director since 2019. As CEO, Mr. Peters has overarching responsibility for the organization across its Getty Images, iStock and Unsplash brands.
Mr. Peters joined Getty Images in 2007 and prior to being appointed CEO in 2019, he served as Chief Operating Officer with previous leadership roles across Content, Product, Marketing, Technology and Business Development.

Prior to joining Getty Images, Mr. Peters held key leadership roles in media and technology within established and early stage organizations. These included WireImage (acquired by Getty Images), FOX Sports Interactive, the PGA TOUR, Homestead.com (acquired by Intuit) and positions with A. T. Kearney and Eastman Kodak Company. In 2005 while at the PGA TOUR, Craig accepted an Emmy by the National Television Academy for Outstanding Achievement in Advanced Media Technology for the Enhancement of Original Television Content.
Mr. Peters holds an MBA from The Wharton School of Business and a BS in Finance from The Ohio State University.
We believe Mr. Peters is qualified to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer.

Proposal 2: Ratification of Appointment of Independent Registered
Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the 2023 Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP has also served as our independent registered public accounting firm for the fiscal years ended December 31, 2022, 2021, and 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the 2023 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2022 and December 31, 2021:
Fee Category (in thousands)	2022	2021
Audit Fees	$2,287	$1,521
Tax Fees	777	433
All Other Fees	1	1
Total Fees	$3,065	$1,955
Audit Fees
Audit fees consist of fees billed for professional services rendered for the annual audit of our consolidated financial statements presented within the 2022 Annual Report on Form 10-K, the review of the interim consolidated financial statements presented in our quarterly reports on Form 10-Q and our registration statements on Form S-4, Form S-1, and other regulatory filings.
Tax Fees
Tax fees include fees billed by Ernst & Young LLP related to tax compliance and consulting services.
All Other Fees
All other fees consisted of fees related to a certain accounting research software product.
The Audit Committee determined that Ernst & Young LLP’s provision of these services, and the fees that we paid for these services, are compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee approved all services that Ernst & Young LLP provided in the fiscal years ended December 31, 2022 and 2021.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee pre-approves all audit and permissible non-audit services provided by Ernst & Young LLP (the “Independent Auditors”). These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors. For each proposed service, the Independent Auditors provide the Audit Committee with a description of the service and sufficient information to confirm the Independent Auditors’ determination that the provision of such service will not impair the Independent Auditors’ independence. Any requests for audit, audit-related, tax and other services must initially be submitted to the Company’s Chief Financial Officer. Any requests preliminarily approved by the Chief Financial Officer are then submitted to the Audit Committee for approval in the case of services requiring specific pre-approval or reported to the Audit Committee periodically in the case of services generally pre-approved. The Audit Committee has approved in advance certain permitted services whose scope is routine across business units, including statutory or other financial audit work for non-U.S. subsidiaries that is not required for the Exchange Act audits.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Getty Images Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Hilary Schneider, Chair
Jonathan D. Klein
James Quella

EXECUTIVE OFFICERS
The following table identifies our current executive officers as of May 10, 2023:
Name	Age	Position
Craig Peters	53	Chief Executive Officer and Director
Mikael Cho	37	Senior Vice President, CEO, Unsplash
Grant Farhall	47	Senior Vice President, Chief Product Officer
Gene Foca	57	Senior Vice President, Chief Marketing and Revenue Officer
Nate Gandert	49	Senior Vice President, Chief Technology Officer
Chris Hoel	51	Vice President, Chief Accounting Officer
Kjelti Kellough	50	Senior Vice President, General Counsel
Jennifer Leyden	49	Senior Vice President, Chief Financial Officer
Ken Mainardis	52	Senior Vice President, Global Content
Peter Orlowsky	54	Senior Vice President, Strategic Development
Andrew Saunders	59	Senior Vice President, Creative Content
Michael Teaster	56	Senior Vice President, Chief of Staff
Lizanne Vaughan	55	Senior Vice President, Chief People Officer
Daine Weston	36	Senior Vice President, Ecommerce
Our Board of Directors chooses executive officers, who then serve at the discretion of our Board of Directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers. The biographical information for our Chief Executive Officer, Craig Peters, is provided above under “Proposal 1: Election of Directors — Class III Directors (terms to expire at the 2023 Annual Meeting)” above.
Mikael Cho
Mr. Cho has served as Co-Founder and Chief Executive Officer for Unsplash since 2013 and is responsible for leading and operating Unsplash’s overall strategy and vision. In 2013, Mr. Cho founded Unsplash as a blog with ten photos and the mission to make world-class images accessible to enable everyone to create. Prior to founding Unsplash, Mr. Cho held co-founder and leadership roles at companies in the digital and creative sectors, including Crew, a marketplace for creative talent, Uber Foundry, a digital design studio, and WHYNOTBLUE Digital Agency.
Grant Farhall
Mr. Farhall has served as our Senior Vice President, Chief Product Officer since 2020, where he is responsible for our overall product strategy and vision. In his role, Mr. Farhall oversees our e-commerce platform and websites, user experiences, customer research and SEO strategy, with the aim of making it easier for our customers to discover, license and share content to connect with their audiences, and drive impact for the business. His career at Getty Images spans more than a decade, including his prior role as Vice President of Ecommerce from 2019 until 2020 and his role as General Manager of iStock from 2017 until 2019. Prior to joining Getty Images, Mr. Farhall worked in broadcast journalism and managed several design and web development agencies.
Gene Foca
Mr. Foca has served as our Senior Vice President, Chief Marketing Officer since 2017 and effective May 1, 2023, as Senior Vice President, Chief Marketing and Revenue Officer. As Chief Marketing and Revenue Officer, Mr. Foca is responsible for leading global marketing, sales, ecommerce and communications for Getty Images, overseeing our brand portfolio, strategy and execution for all marketing channels from digital to communications, marketing data science and operations and global sales, including outbound sales, customer success and customer service. He has a wealth of experience across ecommerce, product and digital marketing, bringing over 20 years’ experience as a strategic and data driven leader, launching and growing some of the world’s biggest content and ecommerce businesses. Mr. Foca joined Getty Images after nearly five years at Amazon in Seattle and New York from 2012 through 2016, working with Kindle and retail ecommerce, as well as a brief stint at Fresh Direct overseeing customer marketing. Prior to that, he served as SVP of Marketing for News Digital/News Corporation, where he focused on content app launches and subscription marketing from 2010 until 2011. He previously spent nearly 19 years at Time Warner in senior ecommerce and consumer marketing leadership roles, primarily with the Time Incorporated division from 1991 until 2010.
Nate Gandert
Mr. Gandert has served as our Senior Vice President, Chief Technology Officer since 2016. In his role as Chief Technology Officer, Mr. Gandert is responsible for leading our overall technology strategy and vision, as well as our data and insights capabilities. Mr. Gandert oversees all advancements, innovations and operations delivered by the technology and product functions, including our search architecture, application and software development, e-commerce platform and websites with the aim of enriching our product offering to better serve customers worldwide. His remit also includes the development of internal and customer value using data, AI and machine learning.
Mr. Gandert’s career at Getty Images spans over 13 years during which time he has served in various Vice President, Senior Director, Director and professional level roles. Prior to joining Getty Images, Mr. Gandert held vice president and leadership roles at other companies in the e-commerce and media sectors, holding more than 25 years of industry experience overall.
Chris Hoel
Mr. Hoel has served as Vice President, Finance and Chief Accounting Officer of Getty Images since April 2014. Mr. Hoel is responsible for Getty Images’ Accounting, External Financial Reporting, and Finance Operations functions, and has 30 years of accounting and finance experience. He joined Getty Images in 2009 as the Director, Finance, before being promoted to Senior. Director, Finance in 2011, and then Vice President, Finance in 2013 and to Vice President, Chief Accounting Officer in 2014. Mr. Hoel previously held the role of Corporate Controller for Fisher Communications, Inc. from July 2005 to March 2009, and Controller/Associate Director of SEC Reporting for Xcyte Therapies from February 2001 to July 2005. Prior to his career with Xcyte Therapies, Mr. Hoel held progressively more responsible financial/accounting positions in both public accounting and private industry.
Mr. Hoel earned his bachelor’s degree in Accounting from Central Washington University and has been a Certified Public Accountant since 1995.
Kjelti Kellough
Ms. Kellough has served as our General Counsel since 2019. In her role as General Counsel, Ms. Kellough leads our global Legal and Facilities functions and is responsible for overseeing its worldwide legal affairs, including corporate governance, compliance, governmental relations, litigation, intellectual property and corporate matters, and real estate and facilities matters. Prior to her role as our General Counsel, Ms. Kellough served as Vice President, Corporate Counsel from 2012 until 2019, overseeing corporate commercial legal matters for the Americas, as well as global legal support for our product and marketing functions. Ms. Kellough also held various Senior Director and Director roles with Getty Images. Ms. Kellough has more than 20 years of legal experience and prior to joining Getty Images in 2009, Ms. Kellough was a corporate finance partner at TingleMerrett LLP and an intellectual property and corporate associate at Blake, Cassels & Graydon LLP.
Jennifer Leyden
Ms. Leyden has served as our Senior Vice President, Chief Financial Officer since January 2022. As Chief Financial Officer, Ms. Leyden is responsible for our Global Finance and Accounting, Financial Reporting and Analysis, Business Intelligence, Tax, Treasury, and Investor Relations functions. Ms. Leyden has more than 25 years of financial, accounting and leadership experience. She joined Getty Images in 2016 as the Senior Director, Enterprise Reporting and Analysis, before being promoted to Vice President, Financial Planning and Analysis in February 2019, Senior Vice President of Investor Relations and Finance in 2021 and

to CFO in 2022. Before joining Getty Images, Ms. Leyden held the role of CFO for six years at Physique 57, a global fitness brand. In this role, she led Physique 57 through a period of rapid expansion and topline growth, driving scalable cost base efficiencies while navigating the business through a period of dynamic and explosive growth in the broader health and wellness industry. Ms. Leyden also spent 10 years at Sony Music Entertainment in several progressively impactful financial roles, ending her tenure there as the Senior Director of Finance for Columbia Records, one of the largest and most iconic record labels in the world. She launched her career by becoming licensed as a Certified Public Accountant and spent four years in public accounting.
Ken Mainardis
Mr. Mainardis has served as our Senior Vice President, Global Content since 2019, where he oversees all of our content divisions across its editorial and creative spectrum. From sport, entertainment, news, and archival product lines, to managing our creative division, Mr. Mainardis has responsibility for overseeing the production and sourcing of photography, video, custom content solutions and associated services. Mr. Mainardis joined Getty Images in 2004 as Managing Editor, EMEA and a year later became Director of Editorial Photography with a focus on major editorial events until April of 2010. In April 2010, Mr. Mainardis took on the new role of Senior Director, Editorial Services and Events with a global brief responsible for editorial event operations and services. In 2013, he was appointed Vice President, Sports Imagery and Operations, before being promoted to Senior Vice President of Editorial in 2017. In 2019, Mr. Mainardis also assumed executive responsibility for our creative division. Mr. Mainardis began his career in 1995 as an assignments editor for the Reuters News Agency in their London bureau, before taking on the role of Global Sports Editor for Reuters Pictures in 2000. Mr. Mainardis is also a board member of the News Media Coalition, a not-for-profit trade organization protecting the news media’s access to events of public interest.
Peter Orlowsky
Mr. Orlowsky has served as our Senior Vice President, Strategic Development since 2017. Mr. Orlowsky is responsible for evaluating and building key business strategies and partnerships, as well as for identifying and developing new business opportunities for Getty Images. In this role, Mr. Orlowsky drives global content licensing and distribution deals with leading technology, multimedia and service providers worldwide, as well as oversees our relationships with global partners. Mr. Orlowsky has been with Getty Images for over 20 years, serving several roles at various levels including Vice President and Senior Director, across Getty Images in business development and sales.
Andrew Saunders
Mr. Saunders has served as our Senior Vice President, Creative Content since 2015 and has worked with Getty Images since 1991. In his role Mr. Saunders directs the creation of imagery and video used in award-winning advertising, design and editorial around the world. Working closely with photographers, filmmakers and art directors globally, Mr. Saunders plays a critical role in ensuring that we are continually evolving and provides fresh relevant content, which in turn engages and inspires communicators around the globe. His foresight into cultural and societal trends that shape visual communications drives our creative offering. Prior to his current role, Mr. Saunders held a number of positions within the creative department at Getty Images, including at the Vice President level. Mr. Saunders began his career at Tony Stone Images, which was acquired by Getty Images, following five years as a commercial photographer. Within Tony Stone Images, and subsequently Getty Images, he provided a major hand in leading the evolution of pre-shot imagery from the traditional stock photo editor approach into what has become the accepted norm — a global creative team of researchers and art directors that are closely aligned with the methods of an advertising agency. While he trained as a photographer, Mr. Saunders’ particular expertise lies in being able to apply the trends that he and his team see in advertising and in society, to the forging of the next generation of photography.
Michael Teaster
As our senior vice president, Chief of Staff, since September 2022, Mr. Teaser supports our Global Leadership Team and our Board of Directors with company planning, priority management, and delivery. Mr. Teaser has 25 years of industry-related experience and has served in several executive roles for Getty Images. Prior to his current role, Mr. Teaser served as Senior Vice President of Business Operations from 2017 to 2019, before which he also served as Senior Vice President of Global Sales from 2008 to 2017, among other executive roles. Previously, Mr. Teaser served as Vice President of Licensee Relations for The Image Bank, a company that was later acquired by Getty Images in 1999.
Lizanne Vaughan
Ms. Vaughan has served as our Senior Vice President, Chief People Officer since 2019. In her role Ms. Vaughan oversees all aspects of our diverse global workforce. As Chief People Officer, Ms. Vaughan drives corporate culture and values, ensuring we have a world-class human resources strategy to support growth and success, further strengthening our competitive advantage through commitment to culture, diversity and inclusion and aligning human capital to company strategy. Her responsibilities also include directing and leading people-centric global initiatives and programs that align with our objectives, including staffing, diversity and inclusion initiatives, employee and leadership development, employee relations, compensation and benefits. Ms. Vaughan has worked with Getty Images for over 16 years, including as Vice President, Corporate Counsel from 2012 until 2019 overseeing global claims and litigation matters for the business, serving as employment and legal compliance counsel. Ms. Vaughan also served in various Senior Director and Director roles within the legal department. Prior to her time with Getty Images, Ms. Vaughan served as an Instructor at the University of Washington, as well as Seattle University, and as counsel at Oles Morrison Rinker & Baker LLP.
Daine Weston
Mr. Weston was appointed Senior Vice President, Ecommerce, in May 2023. As the Senior Vice President of Ecommerce, Daine Weston leads Getty Images’ efforts to enhance its online business by delivering exceptional customer experience across its e-commerce platform and websites, digital marketing initiatives, SEO strategy, and e-commerce operations. Based in New York, Mr. Weston sits on the company’s executive team, providing valuable insights and strategic direction to support the company’s growth. With over 15 years of experience in digital marketing, he has made significant contributions to Getty Images’ success. He was instrumental in developing a scalable global model for display and remarketing efforts across multiple brands and countries during his time in Calgary. As the head of Getty Images EMEA Digital Marketing team in London, Mr. Weston successfully drove growth in customer acquisition across all paid marketing channels. As Vice President of Digital Marketing & Demand Generation at Getty Images, he oversaw customer acquisition, paid marketing investments, and demand generation efforts globally. Prior to joining Getty Images in 2015, Mr. Weston was a key player at OMD Digital and OMD International, where he led efforts for major clients such as Vodafone, Sky Television, McDonald’s, Johnson & Johnson, Air New Zealand and Sony. Mr. Weston received a double major in advertising and marketing from AUT University in Auckland, New Zealand.

EXECUTIVE AND DIRECTOR COMPENSATION
We are an “emerging growth company,” as defined under the JOBS Act. As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers other than our principal executive officer as of the end of the last completed fiscal year (collectively, the “Named Executive Officers” or “NEOs”). Also, as an emerging growth company, we are not required to include, and have not included, a Compensation Discussion and Analysis and certain of the other compensation tables required by Item 402 of Regulation S-K. Further, as an emerging growth company, we are exempt from certain other requirements related to executive compensation, including the requirement to hold advisory votes on the executive pay of our NEOs, the requirement to disclose the CEO pay ratio and the requirement to disclose pay versus performance information.
The following executives were our Named Executive Officers as of December 31, 2022:
•
Craig Peters, Chief Executive Officer (“CEO”);

•
Nathaniel Gandert, Senior Vice President and Chief Technology Officer;

•
Gene Foca, Senior Vice President and Chief Marketing Officer; and

•
Milena Alberti-Perez, former Senior Vice President and Chief Financial Officer (until January 5, 2022).

Ms. Alberti-Perez has been included as an NEO in accordance with SEC rules because Ms. Alberti-Perez would have been one of the two most highly compensated executive officers as of the end of the last completed fiscal year but for the fact that she was not serving in such capacity as of December 31, 2022.
To achieve our compensation objectives, we historically have provided our executives with a compensation package consisting of the following elements:
Compensation Element	Compensation Purpose
Base Salary
Provide a fixed level of cash compensation to attract, retain and reward talented and skilled executive talent that is competitive for the talent specific to scope and impact of job responsibilities and our industry

Annual Cash Bonus (“Non-Sales Bonus Plan”)	Incentivize and reward our executives for annual contributions to our performance by tying to both Getty Images and individual performance metrics
Long-Term Incentive Compensation	Promote an ownership culture and the maximization of long-term stockholder value by aligning the interests of our executives and stockholders

2022 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and December 31, 2021.
Named Executive Officer	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Craig Peters, Chief Executive Officer and Director	2022	975,294	—	—	—	476,085	24,934	1,476,313
	2021	946,833	—	—	—	1,422,144	23,015	2,391,992
Nathaniel Gandert, Senior Vice President and Chief Technology Officer	2022	519,401	—	—	—	125,000	16,596	660,997
	2021	504,275	—	—	—	378,707	15,984	898,966
Gene Foca, Senior Vice President and Chief Marketing Officer(7)	2022	502,174	10,000	—	—	125,000	22,322	659,496
Milena Alberti- Perez, former Senior Vice President and Chief Financial Officer	2022	134,712	—	—	—	—	813,672	948,384
	2021	429,808	50,000	—	2,741,400	—	8,844	3,230,052

(1)
Reflects base salary actually paid in 2022. See “— Base Salary” below for more information. The 2022 amount for Ms. Alberti-Perez includes base salary paid following her departure as our Chief Financial Officer on January 4, 2022 but prior to her termination of employment.

(2)
Mr. Foca’s bonus reflects a one-time go-public transaction related bonus paid on September 2, 2022 in the amount of $10,000. Ms. Alberti-Perez’ bonus reflects signing-bonus granted on January 20, 2021 in the amount of $50,000 and for which repayment was not triggered as a result of her departure.

(3)
On April 4, 2021, our Compensation Committee granted an option to purchase 1,800,000 Legacy Getty Common Shares to Ms. Alberti-Perez (the “Option”) in connection with her commencement of employment as Senior Vice President and Chief Financial Officer. Amounts represent the grant date fair value of the stock option granted to Ms. Alberti-Perez, as computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See “Note 17  —  Equity-Based Compensation” to our audited consolidated financial statements contained in the 2022 Annual Report on Form 10-K for the assumptions used in computing this option’s grant date fair value. Ms. Alberti-Perez exercised the vested portion of the Option prior to completion of the Business Combination with all unvested Options cancelled at the date of termination of her employment.

(4)
Reflects non-equity incentive plan compensation for 2022 paid to each NEO pursuant to the Non-Sales Bonus Plan. See “— Non Sales Bonus Plan” below for more information.

(5)
2022 amounts include reportable income on our split-benefit life insurance policies ($4,083, $1,532, $2,497 and $328 for Mr. Peters, Mr. Gandert, Mr. Foca and Ms. Alberti-Perez, respectively) and a tax gross up for said income ($4,259, $493, $1,407 and $405 for Mr. Peters, Mr. Gandert, Mr. Foca and Ms. Alberti-Perez, respectively), gym membership allowance of $600 for Mr. Peters and Mr. Gandert, imputed income associated with executive supplemental life policies ($3,793, $1,771, $6,218 and $257 for Mr. Peters, Mr. Gandert, Mr. Foca and Ms. Alberti-Perez, respectively), employer matching contributions under our 401(k) plan ($12,200, $12,200, $12,200 and $5,389 for Mr. Peters, Mr. Gandert, Mr. Foca and Ms. Alberti-Perez, respectively) and severance payments in the amount of $813,672 for Ms. Alberti-Perez (including cash consideration in lieu of 2021 Non-Sales Bonus payout, as well as monthly severance payments and COBRA subsidy as per the terms of the executive employment agreement described under “— Potential Payments Upon Termination” below).

(6)
2021 amounts include reportable income on our split-benefit life insurance policies ($3,460, $921 and $1,311 for Mr. Peters, Ms. Alberti-Perez and Mr. Gandert, respectively), a tax gross-up for said income ($2,132, $677 and $422 for Mr. Peters, Ms. Alberti-Perez and Mr. Gandert, respectively), a $303 cash payment under the anniversary program for Mr. Peters in recognition of his 15 years of service, gym membership allowance of $600 for Mr. Peters and Mr. Gandert, imputed income associated with executive supplemental life policies ($4,920, $657 and $2,051 for Mr. Peters, Ms. Alberti-Perez and Mr. Gandert, respectively), and employer matching contributions under our 401(k) plan ($11,600, $6,588 and $11,600 for Mr. Peters, Ms. Alberti-Perez and Mr. Gandert, respectively).

(7)
Mr. Foca’s 2021 compensation is not included as he was not an NEO in 2021.

Narrative Disclosure to 2022 Summary Compensation Table
For 2022, the compensation program for our NEOs consisted of base salary and a cash bonus opportunity under the Non-Sales Bonus Plan. In addition, our NEOs were covered by company-sponsored executive life and disability benefits and were eligible to participate in any employee benefit programs generally available to all employees. Our Compensation Committee did not grant any equity awards to our NEOs in 2022.
Base Salary
Base salary is set at a level that reflects the remit, scope, and impact of the role and is commensurate with the NEO’s contributions, prior experience, and sustained performance. Initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual NEO is hired, taking into consideration any relevant factors as well as experience and competitive market data. Thereafter, our Compensation Committee has generally reviewed, and adjusted as necessary, base salaries for each of our NEOs, at a minimum annually and whenever there is a change in the scope of the NEO’s role. In setting base salary levels for 2022, our Compensation Committee considered a range of factors, including:
•
the individual’s anticipated responsibilities and experience;

•
the collective experience and knowledge in compensating similarly situated individuals at other companies informed by the Radford Global Technology and Radford Global Sales compensation surveys; and

•
the value of the NEO’s existing equity awards.

Annual Cash Bonus Plan “Non-Sales Bonus Plan”
We maintain an annual cash bonus plan for our non-sales employees, including our NEOs. Like our other non-sales employees, in 2022, our NEOs were eligible for a target bonus opportunity reflected as a percentage of their base salaries, as applicable. Typically, their target bonus payment is based on an individual performance component and a company performance component, each of which is equally weighted.
For 2022, a Non-Sales Bonus Plan was approved by our Compensation Committee on October 13, 2022. For purposes of the 2022 Non-Sales Bonus Plan, our Compensation Committee selected year on year currency neutral growth of an adjusted EBITDA measure (less capital expenditures and before Non-Sales Bonus payments) as the Company performance component. Further, the individual performance for each NEO was based solely on his or her performance as determined in the discretion of the CEO after taking into consideration the achievement of the objectives and key performance indicators for his or her role, an evaluation of his or her performance as measured against Getty Images’ Leadership Principles, and his or her contribution to the overall success of Getty Images. In the case of the CEO, his individual performance was evaluated by our Board of Directors.
Our Compensation Committee evaluated the Company’s performance against the company performance component and each individual NEO’s performance against his or her individual performance component following the end of the year and exercised its discretion to determine the amount to be paid based on the level of achievement of the company performance component and the amount to be paid based on our NEOs’ individual performance and approved the amount of each NEO’s annual bonus as set forth in the “Non-Equity Incentive Plan Compensation” column of the 2022 Summary Compensation Table above.

Long-Term Incentive Compensation
To date, all of our NEO equity compensation has been delivered in the form of options to purchase shares of our Class A Common Stock, but no equity awards were issued to our NEOs in 2022. Please see the “— Outstanding Equity Awards at 2022 Fiscal Year-End” table and “— Potential Payments Upon Termination or Change in Control” below for a description of the vesting, termination and change in control treatment of the awards granted to date.
Equity Compensation
Although no equity awards were granted to our NEOs in 2022, our Board of Directors has adopted, and our stockholders approved, the 2022 Plan, the Getty Images Holdings, Inc. 2022 Earn Out Plan (the “Earn Out Plan”) and the Getty Images Holdings, Inc. 2022 Employee Stock Purchase Plan (the “ESPP” and together with the Earnout Plan and the 2022 Plan, the “Equity Incentive Plans”). The purpose of the Equity Incentive Plans is to align the interests of eligible participants with our stockholders by providing incentive equity compensation in the form of time-based awards and/or awards tied to the Company’s performance based on relevant Company metrics, such as revenue, revenue growth, EBITDA, EBITDA less capital expenditures growth, and others The intent of the Equity Incentive Plans is to advance the Company’s interests and increase stockholder value by attracting, retaining and motivating key personnel.
The 2012 Equity Incentive Plan of the Partnership and the Legacy Getty 2012 Plan (the “2012 Equity Plans”) were adopted on October 18, 2012, as amended from time to time (including most recently on September 1, 2021). Although the 2012 Equity Plans were terminated in connection with the Business Combination, it will continue to govern the terms and conditions of any outstanding awards previously granted thereunder.
See “— Securities Authorized for Issuance Under Equity Compensation Plans” below.
Section 401(k) Plan
We sponsor a tax-qualified Section 401(k) profit-sharing plan (the “401(k) Plan”) for all US employees, including our NEOs. Our full-time US employees are eligible to participate in the 401(k) Plan and may contribute up to a specified percentage of their base salary to the 401(k) Plan. We make safe harbor matching contributions to the 401(k) Plan on behalf of US employees who are eligible to participate in the 401(k) Plan. We match 4% of a participant’s salary deferrals. The total matching contribution does not exceed the match allocated based on IRS annual compensation limits.
Pension Benefits
None of our NEOs participated in any defined benefit pension plans in 2022.
Nonqualified Deferred Compensation
None of our NEOs participated in any non-qualified deferred compensation plans, supplemental executive retirement plans, or any other unfunded retirement arrangements in 2022.
Other Benefits and Perquisites
We offer benefits to our NEOs on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance (supplemental life insurance at the executive level is paid by the Company); accidental death and dismemberment insurance; short-and long-term disability insurance; a health savings account and flexible spending accounts. Additionally, some executives, including our NEOs, may receive gym reimbursement and transit subsidies, and are eligible for our split-benefit life insurance policies and executive disability insurance.
Employment Agreements
We have entered into employment agreements with each of our NEOs that generally set forth the terms and conditions of employment, including base salary, target bonus opportunities, the opportunity to participate in our equity incentive plans and standard employee benefit plan participation. In addition, the NEO employment agreements also contain provisions for certain payments and benefits in connection with certain terminations of employment, including a termination of employment in connection with a change in control of Getty Images as described further in “— Potential Payments upon Termination or Change in Control” below.
Mr. Peters
We entered into an amended and restated employment agreement with Mr. Peters as of July 1, 2015, providing that commencing on December 31, 2017, and on each annual anniversary thereafter, the employment term would be automatically extended for a one-year term unless we or Mr. Peters provide three months’ notice not to renew the employment agreement term. Subsequently, the employment agreement was amended on January 27, 2017 (to adjust the annual bonus percentage), on November 3, 2017 (to extend its term until December 31, 2020, subject to automatic one-year extensions unless either party provided three months’ notice of non-renewal), and on January 1, 2019 (to elevate Mr. Peters to the position of Chief Executive Officer, adjust his base salary, and to extend its term until December 31, 2021, subject to automatic one-year renewals unless either party provides three months’ notice of non- renewal). On April 1, 2020, we amended Mr. Peters’ employment agreement to reduce his base salary in response to the COVID-19 pandemic and make other corresponding adjustments, and on October 1, 2020 we further amended his employment agreement to restore his base salary to its pre-COVID-19 pandemic level and make other corresponding adjustments.
Additionally, his employment agreement sets forth his duties as well as his annual base salary (currently $983,650 and subject to annual review by our Board of Directors), a target annual bonus award in an amount equal to a percentage of his annual base salary (currently 75%), the opportunity to participate in our equity incentive plan, and participation in our employee benefit plans on a no less favorable basis as those benefits are generally made available to the other senior executives of Getty Images. The employment agreement also contains certain restrictive covenants involving non-solicitation, non-competition, confidentiality of information, and the treatment and ownership of intellectual property arising during his employment with Getty Images. Further, the employment agreement provides for the rights and responsibilities of the parties in the event of certain terminations of Mr. Peters’ employment, as further described in “— Potential Payments upon Termination or Change in Control” below.
Mr. Gandert
We entered into an employment agreement with Mr. Gandert as of June 1, 2016, providing that commencing on December 31, 2019, and on each annual anniversary thereafter, the employment term would be automatically extended for a one-year term unless we or Mr. Gandert provide three months’ notice not to renew the employment agreement term. On April 1, 2020, we amended Mr. Gandert’s employment agreement to reduce his base salary in response to the COVID-19 pandemic and make other corresponding adjustments, and on October 1, 2020, we further amended his employment agreement to restore his base salary to its pre-COVID-19 pandemic level and make other corresponding adjustments.
The employment agreement sets forth Mr. Gandert’s position as Chief Technology Officer and duties as well as his annual base salary (currently $523,850 and subject to annual review by our Board of Directors), a target annual bonus award in an amount equal to a percentage of Mr. Gandert’s annual base salary (currently 50%), the opportunity to participate in our equity incentive plans and participation in our employee benefit plans that are no less favorable than those generally made available to other senior executives of Getty Images. The employment agreement also contains certain restrictive covenants involving non-solicitation, non-competition, confidentiality of information, and the treatment and ownership of intellectual property arising during his employment with Getty Images. Further, the employment agreement provides for the rights and responsibilities of the parties in the event of certain terminations of Mr. Gandert’s employment, as further described in “— Potential Payments upon Termination or Change in Control” below.
Mr. Foca
We entered into an employment agreement with Mr. Foca as of January 3, 2017, providing that commencing on December 31, 2019, and on each annual anniversary thereafter, the employment term would be automatically extended for a one-year term unless we or Mr. Foca provide three months’ written notice not to renew the employment agreement term. On April 1, 2020, we amended Mr. Foca’s employment agreement to reduce his base salary in response to the COVID-19 pandemic and make other corresponding adjustments, and on October 1, 2020, we further amended his employment agreement to restore his base salary to its pre-COVID-19 pandemic level and make other corresponding adjustments.
The employment agreement sets forth Mr. Foca’s position as Senior Vice President, Chief Marketing Officer and duties as well as his annual base salary (currently $477,405 and subject to annual review by our Board of Directors), a target annual bonus award in an amount equal to a percentage of Mr. Foca’s annual base salary (currently 50%), the opportunity to participate in our equity incentive plans and participation in our employee benefit plans that are no less favorable than those generally made available to other senior executives of Getty Images. The employment agreement also contains certain restrictive covenants involving confidentiality of information, and the treatment and ownership of intellectual property arising during his employment with Getty Images. Further, the employment agreement provides for the rights and responsibilities of the parties in the event of certain terminations of Mr. Foca’s employment, as further described in “— Potential Payments upon Termination or Change in Control” below.
Ms. Alberti-Perez
We entered into an employment agreement with Ms. Alberti-Perez to serve as our Chief Financial Officer as of December 9, 2020, which agreement was amended on December 30, 2020 and was set to expire on December 31, 2024, with automatic one-year renewals thereafter, unless we or Ms. Alberti-Perez provided three months’ notice not to renew the employment agreement term.
The employment agreement set forth Ms. Alberti-Perez’ duties as well as her initial annual base salary of $450,000 (subject to annual review by our Board of Directors but which could not be decreased below its then current level), a target annual bonus award in an amount equal to 50% of her annual base salary (based upon the achievement of the performance goals established by our Compensation Committee), a cash sign-on bonus in the amount of $50,000 (subject to repayment if her employment was terminated prior to the first anniversary of her initial employment date), the opportunity to participate in our equity incentive plans, the grant of her Option, and participation in our employee benefit plans that were no less favorable than those generally made available to other senior executives of Getty Images.
The employment agreement also contained certain restrictive covenants involving non-solicitation, non-competition, confidentiality of information, and the treatment and ownership of intellectual property arising during her employment with Getty Images.
On January 5, 2022, we announced that effective January 4, 2022, Ms. Alberti-Perez departed the role of Chief Financial Officer. We also announced that effective January 4, 2022, Jennifer Leyden was appointed as our Chief Financial Officer.

Outstanding Equity Awards at 2022 Fiscal Year-End Table
The following table presents information regarding outstanding equity awards held by our NEOs as of December 31, 2022:
Named Executive Officer	Grant Date	Number of securities underlying unexercised options (#) (Exercisable)(1)	Number of securities underlying unexercised options (#) (Unexercisable)	Option exercise price ($)	Option expiration date
Craig Peters, Chief Executive Officer	2/26/2017	71,869	—	$3.13	2/25/2027
	2/26/2017	127,420	—	$3.13	2/25/2027
	2/26/2017	172,264	—	$3.13	2/25/2027
	3/1/2017	1,565,691	—	$3.13	2/28/2027
	4/10/2019	1,975,927	282,276	$2.74	4/9/2029
	4/10/2019	939,415	—	$2.74	4/9/2029
Nathaniel Gandert, Senior Vice President and Chief Technology Officer	2/26/2017	13,996	—	$3.13	2/25/2027
	2/26/2017	29,535	—	$3.13	2/25/2027
	2/26/2017	39,938	—	$3.13	2/25/2027
	3/1/2017	488,216	—	$3.13	2/28/2027
	4/10/2019	862,852	123,265	$2.74	4/9/2029
	4/10/2019	292,930	—	$2.74	4/9/2029
Mr. Gene Foca, Senior Vice President and Chief Marketing Officer	03/01/2017	639,523	—	$3.13	2/28/2027
	04/10/2019	1,119,166	159,881	$2.74	4/9/2029

(1)
The option awards vests over four years, with 25% of the total number of shares vesting on the first anniversary of the vesting commencement date and the remaining 75% vesting in equal quarterly installments thereafter. In addition, the stock option will fully vest and become fully exercisable upon a Change in Control (as defined in the option agreement) of Getty Images subject to the understanding that the Business Combination did not constitute a change in control for purposes of the option agreement.

Potential Payments Upon Termination or Change in Control
Each of the NEO’s employment agreements provides for severance payments and benefits upon certain terminations of employment with Getty Images and its affiliates, as described further below. Each NEO’s rights with respect to his or her equity participation in Getty Images or its affiliates is governed by the applicable equity documents (as defined in the respective employment agreement) and the NEO’s rights with respect to employee benefits will be governed by the documents governing such employee benefits.
As provided in the applicable employment agreement, upon the termination of an NEO’s employment term and his or her employment by us for “cause” or due to his or her resignation without “good reason” (as each such term is defined in his or her respective employment agreement), the NEO will be entitled to receive his or her base salary through the date of termination, any annual bonus earned, but unpaid, as of the termination date for the immediately preceding fiscal year, reimbursement for any unreimbursed business expenses that have been properly incurred by him or her prior to the termination date and that are or have been submitted in accordance with the applicable Getty Images policy, and such employees benefits (as defined in his or her employment agreement), if any, that the NEO may be entitled under our employee benefit plans, which will not include payment for any unused vacation or paid time off, as applicable, unless required by applicable law (all of the amounts described in this sentence are referred to the “Accrued Rights”).
Upon the termination of an NEO’s employment term and his or her employment due to the NEO’s “death” or “disability” (as each such term is defined in his or her respective employment agreement), the NEO will be entitled to receive the Accrued Rights and his or her estate will benefit from a term life insurance policy provided by Getty Images and intended to provide a payment of a death benefit equal to the “base severance” (as defined below).
In the event that an NEO’s employment term and his or her employment is terminated by Getty Images without “cause” or by the NEO for “good reason” (as each such term is defined in his or her respective employment agreement), the NEO will be entitled to receive, in addition to the Accrued Rights, and subject to his or her execution and non-revocation of a release of claims in a form acceptable to Getty Images as provided in his or her employment agreement and continued compliance with the following restrictive covenants set forth in his or her employment agreement:
•
payments totaling in the aggregate (i) the sum of (x) 150% (200% in the case of Mr. Peters) of the NEO’s base salary and (y) 150% (200% in the case of Mr. Peters) of the NEO’s target annual bonus in respect of the fiscal year that the termination date occurs or (ii), in the case of Mr. Peters, his base salary and target annual bonus for the period from the termination date through the last day of the employment term, if greater than such amount in (i), in each case, payable over a 18-month (24- month in the case of Mr. Peters) period (such amounts, the “Base Severance”); and

•
continued coverage under our group health and welfare plans for a period until the later of 18 months (24 months in the case of Mr. Peters) following the termination date on the same basis (including payment of monthly premiums) as provided by us to senior-level executives (or, a monthly payment in an amount equal to our cost of providing such benefit if this benefit would trigger adverse tax consequences), which will be discontinued if the NEO becomes eligible for similar benefits from a successor employer (the “Continued Health Benefits”).

In the event that an NEO elects not to extend the employment term of his or her employment agreement, unless terminated earlier, he or she will be entitled to receive the Accrued Rights. In the event we elect not to extend the employment term of an NEO’s employment agreement, unless terminated earlier, he or she will be entitled to receive the Accrued Rights and, subject to the NEO’s execution and non-revocation of a release of claims in a form acceptable to us as provided in the employment agreement, the Continued Health Benefits and equal payments totaling in the aggregate the base severance payable over an 18-month (24-month in the case of Mr. Peters) period.
Director Compensation
During 2022, four of our non-employee directors, Messrs. Klein, Quella, and Titterton, and Ms. Schneider, received compensation for serving as members of our Board of Directors. Mr. Klein received $122,329, which represents an annual cash board retainer for the period of his service on our Board of Directors and a committee member retainer for his service on the Audit Committee post-July 22, 2022. Mr. Quella was appointed to our Board of Directors on July 22, 2022, and received $22,329, representing a pro-rated annual retainer for the period of his service on our Board of Directors and a committee member retainer for his service on the Audit Committee. Mr. Titterton was appointed to our Board of Directors on October 18, 2022 and received $8,219, representing a pro-rated annual retainer for the period of his service on our Board of Directors. Ms. Schneider received $80,144 in cash, which represents an annual cash board retainer for the period of her service on our Board of Directors, and pro-rated Chairperson and committee member retainers for her service on the Audit and Compensation committees, respectively. Following their appointment to our Board of Directors, Messrs. Quella and Titterton also received a grant of Restricted Stock Units (granted on December 7, 2022). Mr. Peters, our Chief Executive Officer, who is an employee-director, received no compensation for serving as a member of our Board of Directors.

The following table sets forth information regarding the compensation earned by or paid to the non- employee members of our Board of Directors during the year ended December 31, 2022:
Name	Total Fees earned or paid in cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Chinh Chu	—	—	—	—
Mark Getty	—	—	—	—
Michael Harris	—	—	—	—
Jonathan Klein	122,329	—	—	122,329
Patrick Maxwell	—	—	—	—
James Quella	22,329	390,000	—	412,329
Hilary Schneider	80,144	—	—	80,144
Jeffrey Titterton	8,219	390,000	—	398,219
Brett Watson	—	—	—	—
Non-Employee Director Compensation Program
In 2022, four of our non-employee directors received compensation (cash retainers, equity awards, fees or other compensation) for service on our Board of Directors, as well as the boards of directors of predecessor entities. Our Board of Directors expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors.
On February 27, 2023, our Board of Directors adopted our Non-Employee Directors Annual Compensation Program designed to align compensation with business objectives and the creation of stockholder value, while enabling Getty Images to attract, retain, incentivize and reward directors who contribute to the long-term success of the Company. Pursuant to this policy, each member of our Board of Directors who is not our employee nor Mark Getty, Chinh Chu, Patrick Maxwell, Brett Watson, or Michael Harris, is eligible to receive the following compensation for his or her service as a member of our Board of Directors:
•
Cash Fees.   Commencing on July 22, 2022, an annual cash retainer of $40,000 per year. The chairs of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive cash retainers in the amount of $20,000, $15,000, and $10,000, respectively, for his or her respective committee service as a chair. Members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive cash retainers in the amount of $10,000, $7,500, and $5,000 respectively. All cash fees shall be pro-rated for the director’s time served on the Board of Directors; and

•
Equity.   Eligible directors will receive a grant of restricted stock units (“RSUs”) equal to the grant value of $390,000 at the time of grant, with a four-year vesting period, subject to the director’s continued service on our Board of Directors. Directors with existing options were not issued a new grant at the time of the approval of the program.

Our policy is to reimburse our non-employee directors for reasonable out of pocket expenses incurred that are integrally related to service as a member of our Board of Directors, including travel and lodging expenses related to attendance at meetings or performing other services in their capacities as directors.

Securities Authorized for Issuance Under Equity Compensation Plans
The table below provides information about our shares of Class A Common Stock that may be issued upon the exercise of options and RSUs under all of our existing equity compensation plans as of December 31, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2022 Equity Incentive Plan	34,302,400(1)	$3.08(2)	16,744,429
2022 Employee Share Purchase Plan	—	—	5,000,000
2022 Earn Out Plan	—	—	6,000,000
Equity compensation plans not approved by security holders(3)	N/A	N/A	N/A
Total

(1)
Represents shares subject to outstanding awards granted, of which (i) 4,367,413 shares of Class A Common Stock are subject to outstanding RSUs and (ii) 29,934,987 shares of Class A Common Stock are subject to outstanding options.

(2)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of restricted shares or RSUs, which have no exercise price.

(3)
As of December 31, 2022, there were no equity compensation plans not approved by shareholders under which equity securities of the Company were authorized for issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 21, 2023, the number of shares of our Class A Common Stock beneficially owned by each director, NEO, all directors and executive officers as a group, and each person or entity we know to be the beneficial owner of more than 5% of our Class A Common Stock.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares of Class A Common Stock issuable pursuant to options and warrants that are exercisable or settled within 60 days of the date of this table. Shares of Class A Common Stock issuable pursuant to options and warrants are deemed outstanding for computing the percentage of the class beneficially owned by the person holding such securities but are not deemed outstanding for computing the percentage of the class beneficially owned by any other person. Except as otherwise indicated, all share ownership is as of April 21, 2023 and the percentage of beneficial ownership is based on 397,085,024 shares of Class A Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by them.
The business address of each beneficial owner is c/o Getty Images Holdings, Inc., 605 5th Ave. S. Suite 400, Seattle, WA 98104, unless otherwise indicated below.
Name of Beneficial Owners	Number of Shares of Class A Common Stock	Percentage
Directors and Executive Officers
Mark Getty(1)	13,347,502	3.4%
Patrick Maxwell	—	—%
Hilary Schneider(2)	173,204	*%
Craig Peters(3)	5,155,992	1.3%
Brett Watson	—	—%
Chinh Chu(4)(12)	17,033,198	4.3%
Michael Harris	—	—%
Jonathan Klein(5)	4,548,102	1.2%
James Quella(6)	40,000	*%
Jeffrey Titterton	—	—%
Gene Foca(7)	1,918,570	*%
Nate Gandert(8)	1,850,732	*%
All directors and executive officers as a group (23 total)	51,467,887	13.0%
Five Percent Holders of the Company
The Getty Family Stockholders(9)	191,374,006	48.2%
Koch Icon Investments, LLC(10)	80,499,253	20.3%
NBOKS(11) (12)	78,847,968	20.3%
CC Neuberger Principal Holdings II Sponsor LLC(12)	25,580,000	6.4%

*
Less than 1%

(1)
Interests shown consist of (i) 7,794,004 shares of Class A Common Stock held by Mark Getty and (ii) (a) 5,089,413 shares of Class A Common Stock to be held by The October 1993 Trust and (b) 464,085 shares of Class A Common Stock held by The Options Settlement, which shares Mr. Getty may be deemed to beneficially own by virtue of his indirect ownership in such entities. This number does not include 178,026,504 shares of Class A Common Stock held by Getty Investments. Mr. Getty is one of three directors of Getty Investments (the other two directors being Pierre du Preez and Jan Moehl) and therefore he may be deemed to share voting and investment power over the shares held by Getty

Investments. The shares of Class A Common Stock held by The October 1993 Trust are pledged to the Cheyne Walk Trust (see footnote 9 below) in respect of a guarantee it provides against certain credit facilities.
(2)
Interests shown consist of 173,204 shares of Class A Common Stock issuable upon exercise of vested options.

(3)
Interests shown consist of (i) 21,130 shares of Class A Common Stock held directly by Mr. Peters and (ii) 5,134,862 shares of Class A Common Stock issuable upon exercise of vested options.

(4)
Interests shown consist of (i) 11,255,200 shares of Class A Common Stock held by CC Neuberger Principal Holdings II Sponsor LLC (the “Sponsor”) and (ii) 5,777,998 shares of Class A Common Stock held by CC Capital SP, LP. The Sponsor is a joint venture between CC NB Sponsor 2 Holdings LLC and Neuberger Berman Opportunistic Capital Solutions Master Fund LP (“NBOKS”), where each entity holds voting rights over the Sponsor. CC NB Sponsor 2 Holdings LLC is a wholly owned subsidiary of CC Capital SP, LP. CC Capital SP, LP is controlled by Chinh Chu. As such, Mr. Chu is deemed to be the beneficial owner of the shares held by CC Capital SP, LP and the shares held by the Sponsor which are attributed to CC NB Sponsor 2 Holdings LLC.

(5)
Interests shown consist of (i) (a) 3,673,608 shares of Class A Common Stock held directly by Mr. Klein and (b) 516,463 shares of Class A Common Stock held by Aston Aldamax LLC, which Mr. Klein may be deemed to beneficially own, and (ii) 358,031 shares of Class A Common Stock issuable upon exercise of vested options.

(6)
Interest shown consist of 40,000 shares of Class A Common Stock.

(7)
Interest shown consists of 1,918,570 shares of Class A Common Stock issuable upon exercise of vested options

(8)
Interest shown consists of 1,850,732 shares of Class A Common Stock issuable upon exercise of vested options.

(9)
Interests shown consist of (i) 178,026,504 shares of Class A Common Stock held by Getty Investments, (ii) 5,089,413 shares of Class A Common Stock held by The October 1993 Trust, (iii) 464,085 shares of Class A Common Stock held by The Options Settlement, and (iv) 7,794,004 shares of Class A Common Stock held by Mark Getty (Getty Investments, The October 1993 Trust, The Options Settlement and Mr. Getty, collectively, the “Getty Family Stockholders”). The Cheyne Walk Trust is the sole owner of Cheyne Walk Master Fund 2 LP, which is the majority owner of Getty Investments, and the Cheyne Walk Trust may be deemed to have indirect beneficial ownership of Getty Investments’ 178,026,504 shares of Class A Common Stock. According to a Schedule 13D filed with the SEC on September 6, 2022, the business address of Getty Investments, the Cheyne Walk Trust and Cheyne Walk Master Fund 2 LP is 5390 Kietzke Lane, Suite 202, Reno, Nevada 89511.

(10)
Interests shown consist of 80,499,253 shares of Class A Common Stock held by Wood River Capital, LLC as the nominee of Koch Icon Investments, LLC (“Koch Icon”). According to a Schedule 13D filed with the SEC on September 6, 2022, Koch Icon is a subsidiary of Koch Equity Development LLC (“Koch Equity”), Koch Equity is a subsidiary of Koch Investments Group, LLC (“KIG”), KIG is a subsidiary of Koch Investments Group Holdings, LLC (“KIGH”), and KIGH is a subsidiary of Koch Industries, Inc. (“Koch Industries”). The business address of Koch Icon, Koch Equity, KIG, KIGH and Koch Industries is c/o Koch Industries, Inc., 4111 East 37th Street North, Wichita, Kansas 67220.

(11)
According to a Schedule 13D/A filed with the SEC on September 20, 2023 and a Form 4 filed with the SEC on February 9, 2023, interests shown consist of 64,523,168 shares of Class A Common Stock held directly by NBOKS and 14,324,800 shares of Class A Common Stock directly held by the Sponsor. Neuberger Berman Investment Advisers LLC (“NBIA”) serves as investment adviser to NBOKS and, in such capacity, exercises voting or investment power over the shares held directly by NBOKS. Neuberger Berman Investment Advisers Holdings LLC (“NBIA Holdings”) is the holding company of NBIA and a subsidiary of Neuberger Berman Group LLC (“NB Group”). The is a joint venture between CC NB Sponsor 2 Holdings LLC and NBOKS, where each entity holds voting rights over the Sponsor. The business address of NBOKS, NB Group, NBIA Holdings and NBIA is 290 Avenue of Americas, New York, New York 10104.

(12)
According to a Schedule 13G filed with the SEC on February 14, 2023, interest shown consist of 25,580,000 shares of Class A Common Stock held by the Sponsor. This amount includes (i) 14,324,800 shares of Class A Common Stock beneficially owned by NBOKS, NB Group, NBIA Holdings and NBIA and and (ii) 11,255,200 shares of Class A Common Stock beneficially owned by Mr. Chu. See footnotes 4 and 11 above. The business address of the Sponsor is 200 Park Avenue, 58th Floor, New York, New York 10166.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy:
•
any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of our Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of our Board of Directors; and

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee of our Board of Directors or recommended by the Compensation Committee to our Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:
•
management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•
management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Act and related rules; and

•
management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes- Oxley Act.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and NYSE.
A “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•
any person who is, or at any time during the applicable period was, one of the Company’s executive officers or one of the Company’s directors;

•
any person who is known to be the beneficial owner of more than 5% of the Company’s voting stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A Common Stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Related Person Transactions
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2022, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Business Combination Agreement
Legacy Getty, the Partnership, CCNB, the Company (then Vector Holding, LLC), Domestication Merger Sub, G Merger Sub 1, and G Merger Sub 2 entered into the Business Combination Agreement on December 9, 2021, pursuant to which (i) on the Closing Date the Company (then Vector Holding, LLC) was statutorily converted from a Delaware limited liability company to a Delaware corporation and at 12:01 a.m. on the Closing Date, CCNB was merged with and into Domestication Merger Sub, with Domestication Merger Sub surviving the merger as a wholly-owned direct subsidiary of the Company, (ii) on the Closing Date following the Domestication Merger, G Merger Sub 1 was merged with and into Legacy Getty, with Legacy Getty surviving the merger as an indirect wholly-owned subsidiary of the Company and (iii) immediately after the First Getty Merger, Legacy Getty was merged with and into G Merger Sub 2 with G Merger Sub 2 surviving the merger as an indirect wholly- owned subsidiary of the Company. See also “Note 3 — Business Combination” in the consolidated financial statements included in the 2022 Annual Report on Form 10-K.
Earn Out Shares
Pursuant to the Business Combination Agreement, certain eligible former Legacy Getty equity holders had the contingent right (an “earnout”) to receive, for no additional consideration, a pro rata amount of shares of Class A Common Stock, if at any time during the 10 year period following July 22, 2022, the volume weighted average price of the Class A Common Stock was greater than or equal to, for any 20 trading days within any 30 consecutive trading day period: $12.50 for the first earnout (the “First Price Triggering Event”); $15.00 for the second earnout (the “Second Price Triggering Event”); and $17.50 for the third earnout (the “Third Price Triggering Event” and together with the First Price Triggering Event and the Second Price Triggering Event, the “Triggering Events”).
The First Price Triggering Event occurred on August 24, 2022, and each of the Second Price Triggering Event and the Third Price Triggering Event occurred on August 25, 2022. In connection with the Triggering Events, the Company issued an aggregate 58,999,956 shares of Class A Common Stock (the “Earn-Out Shares”) to eligible former Legacy Getty equity holders.
In addition, each of the B-1 Vesting Event and the B-2 Vesting Event (as defined in the Company’s Amended and Restated Certificate of Incorporation) occurred on August 24, 2022 and August 25, 2022, respectively, which resulted in the cashless conversion of an aggregate 5,140,000 shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Sponsor Earn-Out Shares”), into an aggregate 5,140,000 shares of Class A Common Stock. The holders of the Sponsor Earn-Out Shares previously agreed to be subject to a twelve-month lock-up in respect of the Sponsor Earn-Out Shares, and they may not sell or transfer (subject to customary exceptions) the Sponsor Earn-Out Shares until the expiration of the lock-up period on July 23, 2023.
Preferred Stockholders Agreement
On February 19, 2019, Koch Icon, the Partnership, and certain other parties entered into a stockholders agreement (the “Preferred Stockholders Agreement”) with Legacy Getty that provided for, among other things, certain voting rights, information rights, board nomination rights and drag-along rights. The Preferred Stockholders Agreement was terminated in connection with the Business Combination.
Employee Stockholders Agreement
On February 19, 2019, Legacy Getty, the Partnership, Getty Investments, Mark Getty and other parties entered into an amended and restated stockholders agreement (the “Employee Stockholders Agreement”)

that provided for, among other things, certain share transfer restrictions, tag-along rights and drag-along rights. The Employee Stockholders Agreement terminated in connection with the Business Combination.
Stockholders Agreement
Concurrently with the execution and delivery of the Business Combination Agreement, the Company, the Getty Family Stockholders, Koch Icon, the Sponsor, CC NB Sponsor 2 Holdings LLC, NBOKS and certain other parties thereto entered into the Stockholders Agreement, dated December 9, 2021, relating to, among other things, the composition of our Board of Directors following the Closing, certain voting provisions and lock-up restrictions. Pursuant to the Stockholders Agreement, (i) the Sponsor, Joel Alsfine, James Quella and Jonathan Gear (together with their respective successors and any permitted transferees) agreed to be subject to a twelve-month lock-up period in respect of their Founder Shares (subject to certain customary exceptions) and (ii) the Getty Family Stockholders (together with their respective successors and any permitted transferees) and Koch Icon (together with its respective successors and any permitted transferees) agreed to be subject to a 180-day lockup period in respect of their shares of Class A Common Stock received in the Business Combination (subject to certain customary exceptions). Pursuant to the Stockholders Agreement, the composition of our board of directors is (a) three directors nominated by Getty Investments: Patrick Maxwell, Mark Getty and Jonathan Klein; (b) two directors nominated by Koch Icon: Michael Harris and Brett Watson; (c) one director nominated by CC Capital: Chinh Chu; (d) the chief executive officer of the Company (which is Craig Peters) and (e) a number of independent directors sufficient to comply with the requisite independence requirements of the NYSE and the rules and regulations of the SEC. See “Corporate Governance — Board Composition” above for more information.
Registration Rights Agreement
Concurrently with the Closing, the Company, the Sponsor and the persons identified on Schedule A thereto, entered into the Registration Rights Agreement, which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights Agreement, the Company agreed that, as soon as practicable, and in any event within 30 days after the Closing, the Company will file with the SEC a shelf registration statement. In addition, the Company will use its commercially reasonable best efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th day (or the 120th day if the SEC notifies the Company that it will “review” such shelf registration statement) following the filing deadline, in each case subject to the terms and conditions set forth therein; and the Company will not be subject to any form of monetary penalty for its failure to do so.
Warrant Agreement
Each Public, Private Placement and Forward Purchase Warrant (as each is defined in the notes to the consolidated financial statements included in the 2022 Annual Report on Form 10-K) represented a right to acquire shares of Class A Common Stock, pursuant to the terms and conditions of the Warrant Agreement dated August 4, 2020 (as amended by the Warrant Assumption Agreement dated July 22, 2022, the “Warrant Agreement”). See “Note 5 — Common Stock Warrants” in our consolidated financial statements included in the 2022 Annual Report on Form 10-K for information on the exercise and/or redemption of all outstanding Public, Private Placement and Forward Purchase Warrants in accordance with the terms of the Warrant Agreement.
Consulting Services Agreement
On March 25, 2020, the Partnership, Legacy Getty and Getty Investments entered into the amended and restated consulting services agreement, which was amended by the parties thereto on October 1, 2020 (as so amended, the “Consulting Services Agreement”). Pursuant to the Consulting Services Agreement, the Partnership agreed to pay, or cause another member of the group to pay, Getty Investments a fee for advisory, consulting and other services. Pursuant to the Consulting Services Agreement, subject to certain conditions, the Partnership and/or Legacy Getty paid an annual monitoring fee to Getty Investments payable in quarterly installments. The Partnership was also required to reimburse Getty Investments’ reasonable out-of-pocket expenses incurred in connection with services provided pursuant to the Consulting Services Agreement. The Consulting Services Agreement was terminated in connection with the Business Combination.

In connection with the Consulting Services Agreement, Legacy Getty paid annual management fees to Getty Investments in the amount of approximately $1.5 million and $1.3 million for the years ended December 31, 2021 and 2020, respectively, and approximately $750,000 during the year ended December 31, 2022.
Restated Option Agreement
Getty Investments is a party to a Restated Option Agreement, dated February 9, 1998 (as amended on February 9, 1998, February 24, 2008, and August 14, 2012, the “Restated Option Agreement”) pursuant to which Getty Investments has the right to obtain ownership of the Getty Marks (as defined in the Restated Option Agreement) in the event one or more third parties acquire a controlling interest in Getty Images, Inc. In connection with the entry into the Business Combination Agreement, Getty Investments entered into the Fourth Amendment to the Restated Option Agreement, which provides that the Restated Option Agreement will automatically terminate if, and on the date following the Closing Date on which, the Getty Family Stockholders (together with their respective successors and any permitted transferees) beneficially own less than 27,500,000 shares of Class A Common Stock (as adjusted for stock splits, stock combinations, and similar transactions).
Other Related Party Transactions
Mikael Cho
Stephanie Liverani, the spouse of Mikael Cho, Senior Vice President — CEO, Unsplash, is employed by a subsidiary of Getty Images and serves as Vice President & Co-Founder, Unsplash. In 2022, she was paid approximately $220,000 in base salary and $78,000 in cash bonus. Additionally, Christopher Liverani, the brother-in-law of Mikael Cho, Senior Vice President — CEO, Unsplash, is employed by a subsidiary of Getty Images and serves as Brand Partnerships Executive. In 2022, he was paid approximately $110,000 in base salary and $970,000 in commissions. Each individual participated in other regular and customary employee benefit programs generally available to all Getty Images employees. In addition, the amount of compensation was determined in accordance with the Company’s standard compensation practices applicable to similarly situated employees.
Limitation on Liability and Indemnification of Officers and Directors
We currently indemnify our directors and executive officers to the fullest extent permitted by law. Further, we have entered into customary indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted by applicable law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
There is currently no pending material litigation or proceeding involving any of the Company’s directors, officers or employees for which indemnification is sought.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at Getty Images Holdings, Inc., Attn: Corporate Secretary, 605 5th Avenue S., Seattle, Washington, 98104 in writing not later than January 13, 2024.
Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated By-Laws. Our Amended and Restated By-Laws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 8, 2024 and no later than March 9, 2024. The notice must contain the information required by the Amended and Restated By-Laws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after June 7, 2024, then our Corporate Secretary must receive such written notice no later than the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the Amended and Restated Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
GETTY IMAGES HOLDINGS, INC.’S ANNUAL REPORT ON FORM 10-K
A copy of Getty Images Holding Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 21, 2023 without charge upon written request addressed to:
Getty Images Holdings, Inc.
605 5th Avenue S.
Suite 400
Seattle, WA 98104
ATTN: INVESTOR RELATIONS

A reasonable fee will be charged for copies of exhibits to the 2022 Annual Report on Form 10-K. You also may access this proxy statement and the 2022 Annual Report on Form 10-K at https://www.astproxyportal.com/ast/26903 and on the SEC’s website at www.sec.gov.
WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE 2023 ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Kjelti Kellough
Senior Vice President, Corporate Secretary and General Counsel
May 12, 2023

GETTY IMAGES HOLDINGS, INC. Proxy for Annual Meeting of Shareholders on June 7, 2023 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Craig Peters, Jennifer Leyden and Kjelti Kellough, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Class A Common Stock, par value $0.0001 per share, of Getty Images Holdings, Inc., which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Getty Images Holdings, Inc., to be held virtually via live webcast at https:web.lumiagm.com/207134970 (password: getty2023) on June 7, 2023, at 2:00 p.m. (Eastern Time), and at any adjournments or postponements thereof, upon any and all matters which may properly be brought before said meeting or any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

GETTY IMAGES HOLDINGS, INC.

June 7, 2023

GO GREEN

20330000000000001000 8 060723

NOMINEES:

○ Patrick Maxwell
○ James Quella
○ Jeffrey Titterton

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF GETTY IMAGES HOLDINGS, INC. June 7, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at https://www.astproxyportal.com/ast/26903 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330000000000001000 060723 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: To elect three (3) Class I directors to the Board of Directors to serve until the 2026 annual meeting or until their successors have been duly elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for the year ending FOR AGAINST ABSTAIN WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES Patrick Maxwell O James Quella O Jeffrey Titterton December 31, 2023. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ANNUAL MEETING OF STOCKHOLDERS OF GETTY IMAGES HOLDINGS, INC. June 7, 2023 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/207134970 (password: getty2023) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330000000000001000 060723 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: To elect three (3) Class I directors to the Board of Directors to serve until the 2026 annual meeting or until their successors have been duly elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for the year ending FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Patrick Maxwell O James Quella O Jeffrey Titterton December 31, 2023. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.